LORD ABBETT SECURITIES TRUST
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203

800-426-1130

LORD ABBETT SECURITIES TRUST (THE "TRUST") IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY CURRENTLY CONSISTING OF TEN SEPARATE SERIES -- THE U.S. GOVERNMENT SECURITIES TRUST, THE NATIONAL TAX-FREE INCOME TRUST, THE CALIFORNIA TAX-FREE INCOME TRUST, THE NEW YORK TAX-FREE INCOME TRUST, THE FLORIDA TAX-FREE INCOME TRUST, THE GROWTH & INCOME TRUST, THE BOND-DEBENTURE TRUST, THE GLOBAL INCOME TRUST, THE LIMITED DURATION U.S. GOVERNMENT SECURITIES TRUST AND THE BALANCED TRUST; (SOMETIMES REFERRED TO AS "WE" OR THE "SERIES" INDIVIDUALLY OR
COLLECTIVELY; THE NATIONAL, CALIFORNIA, NEW YORK AND FLORIDA TRUSTS ARE COLLECTIVELY REFERRED TO AS THE "TAX-FREE TRUSTS"). SEE "INVESTMENT OBJECTIVES" FOR A DESCRIPTION OF EACH SERIES' INVESTMENT OBJECTIVE. UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "ACT"), EACH SERIES IS DIVERSIFIED, EXCEPT FOR THE CALIFORNIA, NEW YORK, FLORIDA AND GLOBAL INCOME TRUSTS WHICH ARE NONDIVERSIFIED. ALL OF THE SERIES INTEND TO MEET THE DIVERSIFICATION RULES UNDER SUBCHAPTER M OF THE INTERNAL REVENUE CODE.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE TRUST AND EACH SERIES THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE TRUST AND EACH SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE TRUST OR BY CALLING THE TRUST AT 800-874-3733. ASK FOR "PART B OF THE PROSPECTUS -- THE STATEMENT OF ADDITIONAL INFORMATION".

THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS MARCH 1, 1996.

PROSPECTUS

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE TRUST OR BY CALLING 800-821-5129. YOU CAN ALSO MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

SHARES OF EACH SERIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN EACH SERIES INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

               CONTENTS                      PAGE

        1       Investment Objectives        2

        2       Fee Table                    2

        3       Financial Highlights         4

        4       How We Invest                6

        5       Purchases                    18

        6       Shareholder Services         19

        7       Our Management               20

        8       Dividends, Capital Gains
                Distributions and Taxes      21

        9       Redemptions                  23

        10      Performance                  23

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVES

The investment objective of the Government Trust is to seek high current income with relatively low risk of price decline. The Government Trust seeks to attain its objective by investing in U.S. Government securities.

        Government Trust shares can fluctuate in value more than short-duration U.S. Government securities and consistent with intermediate-duration U.S. Government securities it normally holds. The shares of each Tax-Free Trust mentioned below also can fluctuate more than short-term municipal bond securities and consistent with intermediate and long-term municipal bonds like those we hold in each such Trust. For example, assuming a portfolio duration of eight years, an increase of interest rates of 1%, a parallel shift in the yield curve and no change in the spread relationships among securities of the kind held by the Government Trust or a Tax-Free Trust, the value of the portfolio would decline 8%. Using the same assumptions, if interest rates decrease 1%, the value of the Government Trust or a Tax-Free Trust portfolio would increase 8%. This volatility, while not eliminated, is managed by the policy of Lord, Abbett & Co. ("Lord Abbett") to maintain the average duration of securities held by the Government Trust at between three and eight years and normally to maintain the average weighted stated maturity of each Tax-Free Trust at between ten and thirty-five years. "Duration" and "stated maturity" are defined in the first paragraph under "How We Invest."

The investment objective of each Tax-Free Trust is to seek as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. The Tax-Free Trusts invest in intermediate and long-term municipal bonds which can fluctuate as interest rates change. Except for the National and Florida Trusts, each Tax-Free Trust also seeks as high a level of interest income exempt from its respective state's personal income tax and, in the case of the New York Trust, from New York City personal income tax, as is consistent with preservation of capital. At present, Florida does not impose a personal income tax. Under normal conditions, shares of the Florida Trust will not be subject to the Florida intangible personal property tax. See "Dividends, Capital Gains Distributions and Taxes" for further details.

The investment objective of the Growth & Income Trust is long-term growth of capital and income without excessive fluctuations in market value. It normally invests in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation.

The investment objective of the Bond-Debenture Trust is high current income and the opportunity for capital appreciation to produce a high total return. It normally invests in a portfolio consisting primarily of convertible and discount debt securities, many of which may be lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities and, therefore, the former are referred to as "junk bonds." Investors should carefully consider these risks, as more fully set forth under "High-Yield Bonds" in the "How We Invest" section, before investing.

The investment objective of the Global Income Trust is high current income consistent with reasonable risk. Capital appreciation is a secondary consideration. It normally invests in a portfolio of globally-diversified securities selected to take advantage of high current income with capital appreciation which may be prevalent, from time to time, in particular countries throughout the world.

The investment objective of the Limited Duration Government Trust is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. It invests primarily in short- and intermediate-duration securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The investment objective of the Balanced Trust is to seek current income and capital growth. It will seek this objective by investing in a diversified portfolio of equity and fixed income securities.

There can be no assurance that any Series will achieve its objective. None of the Series will change its objective without first obtaining shareholder approval.

2    FEE TABLE

A summary of the expenses of each of the Series is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                                             Government          National            California          New York       Florida
                                             Trust               Trust               Trust               Trust          Trust
Shareholder Transaction Expenses
(as a percentage of offering price)
Maximum Sales Load(1) on Purchases
(See "Purchases")                            None                None                None                None            None
Deferred Sales Load (See "Purchases")        1.00%(2)            1.00%(2)             1.00%(2)           1.00%(2)        1.00%(2)
Annual Series Operating Expenses
(as a percentage of average net assets after
management fee waivers and expense subsidies)
Management Fee (See "Our Management")         .50%(3)             .00%(3)             .00%(3)             .00%(3)        .00%(3)
12b-1 Fee (See "Purchases")                   .92%(4)             .93%(4)             .93%(4)             .92%(4)        .91%(4)
Other Expenses (See "Our Management")         .16%(3)             .40%(3)             .00%(3)             .00%(3)        .03%(3)
Total Operating Expenses                     1.58%(3)            1.33%(3)             .93%(3)             .92%(3)        .94%(3)


                                        Growth & Income     Bond-Debenture      Global Income   Limited Duration        Balanced
                                         Trust                 Trust                 Trust      Government Trust        Trust
Shareholder Transaction Expenses
(as a percentage of offering price)
Maximum Sales Load(1) on Purchases
(See "Purchases")                            None                None                None           None                None
Deferred Sales Load (See "Purchases")        1.00%(2)            1.00%(2)            1.00%(2)      1.00%(2)             1.00%(2)
Annual Series Operating Expenses
(as a percentage of average net assets after
management fee waivers and expense subsidies)
Management Fee (See "Our  Management")        .00%(3)             .50%(3              .00%(3)        .50%(3)             .00%(3)+
12b-1 Fees (See  "Purchases")                 .88%(4)             .91%(4)             .94%(4)        .85%(4)             .22%(4)+
Other Expenses (See "Our  Management")        .28%(3)             .26%(3)             .11%(3)        .47%(3)             .00%(3)+
Total Operating Expenses                     1.16%(3)            1.67%(3)            1.05%(3)       1.82%(3)             .22%(3)

Example: Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

                                       1 year    3 years   5 years   10 years
        Government                      $16       $50       $86     $188
        National                        $14       $42       $73     $160
        California                      $9        $30       $51     $114
        New York                        $9        $29       $51     $113
        Florida                         $10       $30       $52     $115
        Growth & Income                 $12       $37       $64     $141
        Bond-Debenture                  $17       $53       $91     $198
        Global Income                   $11       $33       $58     $128
        Limited Duration Government     $18       $57       $99     $214
        Balanced                        $2        $7        $12     $28

(1) Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" throughout this Prospectus.
(2) Redemptions of shares are subject to a 1% contingent deferred reimbursement charge if the redemption occurs before the first anniversary of the share purchase. See "Purchases" -- "Rule 12b-1 Plans."
(3) Although not obligated to, Lord Abbett may waive its management fee and/or subsidize other expenses with respect to each Series. It has waived the management fee with respect to the National, California, New York, Florida, Growth & Income, Global Income and Balanced Trusts during the past year (and continues to do so). The management fee would have been .50%, .50%, .50%, .50%, .75%, .50% and .75%, respectively, for each Trust, absent such waiver. These figures also reflect a waiver and/or subsidy of other expenses for the National, California, New York, Florida, Growth & Income, Global Income and Balanced Trusts. Without such waiver and/or subsidy, total operating expenses would have been 1.83%, 1.67%, 1.83%, 1.78%, 1.91%, 2.07%, and 1.85% (not annualized), respectively. Subsequently, Lord Abbett may charge these fees and not subsidize these expenses on a partial or complete basis.
(4) Although no Series charges a front-end sales charge, investors should be aware that long-term shareholders may pay, under each Series' Rule 12b-1 Plan (which pays dealers annual .25% service and .75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Series.

3    FINANCIAL HIGHLIGHTS

The following tables have been audited by Deloitte & Touche llp, independent accountants, in connection with their annual audits of the Series Financial Statements, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request, and have been included herein in reliance upon their authority as experts in auditing and accounting.

                                             GOVERNMENT TRUST                        NATIONAL TRUST
                                    ----------------------------------------   --------------------------------------

Government Trust                                            For the Period                          For the Period
National Trust                                               June 1, 1993                           Oct. 1, 1993
                                                             (Commencement                          (Commencement
Per Share Operating                   Year Ended Oct. 31    of Operations) to  Year Ended Oct. 31   of Operations) to
Performance:                            1995      1994      October 31, 1993     1995     1994      October 31, 1993
Net asset value, beginning of period    $4.41     $5.08          $5.00          $4.30     $4.99          $5.00
Income from investment operations
Net investment income                    .352     .364            .149          .239      .253           .017
Net realized and unrealized
gain (loss) on securities                .178    (.6731)          .082          .448      (.6903)        (.0061)
Total from investment operations         .530    (.3091)          .231          .687      (.4373)        .0109
Distributions
Dividends from net investment income    (.350)   (.3609)         (.151)         (.247)    (.2527)        (.0209)
Net asset value, end of period          $4.59   $4.41           $5.08           $4.74     $4.30          $4.99
Total Return                            12.47%  (6.25 )%        4.65%           16.37%    (9.02)%        .35%
Ratios/Supplemental Data:
Net assets, end of period (000)      $326,176  $343,544        $267,740        $42,510    $39,200        $8,460
Ratios to Average Net Assets:
Expenses, including waiver*             --       --                --          1.33%      .91%           .05%
Expenses, excluding waiver              1.58%   1.64%             .71%          1.83%     1.65%          .35%
Net investment income                   7.85%   7.68%            2.68%          5.27%     5.28%          .14%
Portfolio turnover rate               565.20% 995.50%          141.97%          166.94%   381.17%        .00%


                                            California Trust                    New York Trust                   Florida Trust
                                  ------------------------------------- --------------------------------  --------------------------
California Trust
New York Trust                                         For the Period                     For the Period              For the Period
Florida Trust                                          Oct. 1, 1993                        Oct. 1, 1993                Oct. 1, 1993
                                                       (Commencement                       (Commencement               (Commencement
Per Share Operating               Year Ended Oct. 31   of Operations)     Year Ended       of Operations) Year Ended  of Operations)
                                                             to            Oct. 31              to          Oct. 31        to
Performance:                           1995    1994     Oct. 31, 1993    1995     1994     Oct. 31, 1993   1995  1994  Oct. 31, 1993
Net asset value, beginning of period  $4.23   $4.97         $5.00       $4.30    $5.00         $5.00     $4.28   $4.99     $5.00
Income from investment operations
Net investment income                 .2419    .273          .018       .2407    .246           .018     .2465    .246      .017
Net realized and unrealized
gain (loss) on securities             .2916  (.7603)       (.0271)      .3524  (.6933)         .0029     .3067  (.7045)   (.0061)
Total from investment operations      .5335  (.4873)       (.0091)      .5931  (.4473)         .0209     .5532  (.4585)    .0109
Distributions
Dividends from net investment income (.2335) (.2527)       (.0209)     (.2331) (.2527)        (.0209)   (.2332) (.2515)   (.0209)
Net asset value, end of period        $4.53   $4.23         $4.97       $4.66   $4.30          $5.00     $4.60   $4.28     $4.99
Total Return                          12.92% (10.07)%        0.08%      14.12%  (9.19)%         0.55%    13.24% (9.44)%    0.22%
Ratios/Supplemental Data:
Net assets, end of period (000)     $16,772 $19,553 $3,721 $8,938      $8,369  $2,488        $11,346    $10,316 $2,427
Ratios to Average Net Assets:
Expenses, including waiver*             .93%    .99%          .04%        .92%    .84%           .05%      .94%    .89%      .04%
Expenses, excluding waiver             1.67%   1.79%          .60%       1.83%   1.79%           .81%     1.78%   1.88%      .82%
Net investment income                  5.57%   5.07%          .16%       5.38%   5.16%           .18%     5.60%   5.07%      .13%
Portfolio turnover rate              101.19% 159.44%          .00%     124.95% 200.13%           .00%   153.84% 224.59%      .00%



                                        GROWTH & INCOME TRUST                             BOND--DEBENTURE TRUST
                                   -----------------------------------------     -------------------------------------------
GROWTH & INCOME TRUST
BOND DEBENTURE TRUST
                                                            FOR THE PERIOD                                 FOR THE PERIOD
                                                            JANUARY 3, 1994                                 JAN. 3, 1994
                                                            (COMMENCEMENT                                  (COMMENCEMENT
PER SHARE OPERATING                YEAR ENDED OCT. 31       OF OPERATIONS) TO      YEAR ENDED OCT. 31      OF OPERATIONS) TO
PERFORMANCE:                            1995                OCTOBER 31, 1994         1995                OCTOBER 31, 1994
Net asset value, beginning of period    $5.07                    $5.00               $4.65                    $5.00
Income from investment operations
Net investment income                     .12                    .089                .40                      .294
Net realized and unrealized
gain (loss) on securities                 .97                    .041                .13                      (.364)
Total from investment operations         1.09                    .13                 .53                      (.070)
Distributions
Dividends from net investment income    (.12)                    (.06)               (.42)                    (.28)
Net asset value, end of period         $6.04                     $5.07               $4.76                    $4.65
Total Return                           21.83%                    2.62%              11.84%                    (1.38)%
Ratios/Supplemental Data:
Net assets, end of period (000)      $32,770                     $9,160           $129,188                    $58,743
Ratios to Average Net Assets:
Expenses, including waiver*             1.16%                    .61%               1.67%                     1.23%
Expenses, excluding waiver              1.91%                    1.94%               1.67%                    1.43%
Net investment income                   2.06%                    2.03%               8.11%                    6.70%
Portfolio turnover rate                23.17%                    31.95%             100.08%                   52.34%

                                      BALANCED TRUST                  GLOBAL INCOME TRUST          LIMITED DURATION GOVERNMENT TRUST
                                     ----------------     ----------------------------------      ----------------------------------
GLOBAL INCOME TRUST                   For the Period                          For the Period                          For the Period
LIMITED DURATION GOVERNMENT Trust     Dec. 27, 1994                             Jan. 3, 1994                            Jan. 3, 1994
BALANCED TRUST                        (Commencement of                        (Commencement                            (Commencement
Per Share Operating                   of Operations)       Year Ended Oct. 31  of Operations)      Year Ended Oct. 31 of Operations)
                                             to                                      to                                      to
Performance:                            Oct. 31, 1995            1995           Oct. 31, 1994            1995          Oct. 31, 1994
Net asset value, beginning of period         $10.00              $4.60               $5.00               $4.64          $5.00
Income from investment operations
Net investment income                           .38                .318              .276                .267           .210
Net realized and unrealized
gain (loss) on securities                      1.24                .257              (.3763)             .0941          (.3613)
Total from investment operations               1.62                .575              (.1003)             .3611          (.1513)
Distributions
Dividends from net investment income           (.28)              (.335)             (.2997)             (.2511)        (.2087)
Net asset value, end of period               $11.34               $4.84              $4.60               $4.75          $4.64
Total Return                                  16.62%              12.92%             (1.90)%             7.98%          (3.04)%
Ratios/Supplemental Data:
Net assets, end of period (000)              $1,960              $7,542              $6,710              $11,830        $14,666
Ratios to Average Net Assets:
Expenses, including waiver*                     .22%              1.05%              1.09%               1.82%           1.31%
Expenses, excluding waiver                     1.85%              2.07%              1.69%               1.82%          1.52%
Net investment income                          3.78%              6.07%              5.58%               5.68%          4.33%
Portfolio turnover rate                      166.53%            805.46%          1,348.68%               427.69%        630.52%

*Each Series is contingently obligated to repay its expenses voluntarily assumed by Lord Abbett. At October 31, 1995, such expense subsidies totalled $33,620 for the Growth & Income Trust, $53,658 for the Global Trust, and $15,249 for the Balanced Trust. Such contingent obligations are not included in expenses. See "Our Management" for the terms of such contingent obligations.
+Not annualized.
  See Notes to Financial Statements.

4    HOW WE INVEST

LORD ABBETT U.S. GOVERNMENT SECURITIES TRUST. The Government Trust seeks high current income with relatively low risk of price decline. To achieve this goal, the Government Trust invests in U.S. Government securities. U.S. Government securities include: (1) obligations issued by the U.S. Treasury, differing only in their interest rates, maturities and time of issuance and including Treasury bills maturing in one year or less, Treasury notes maturing in one to ten years and Treasury bonds with maturities of over ten years and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates),
(b) the right of the issuer to borrow from the U.S. Treasury or (c) the credit of the agency or instrumentality. Agencies and instrumentalities include the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FMLMC"), Federal National Mortgage Association ("FNMA"), Federal Farm Credit Banks, Student Loan Marketing Association, Tennessee Valley Authority, Financing Corporation and Resolution Funding Corporation. Obligations issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities include those so issued in a form separated into their component parts of principal and coupon payments, i.e., "component securities." A security backed by the U.S. Treasury or a U.S. Government agency, although providing substantial protection against credit risk, is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate and, accordingly, such securities will not protect investors against price changes due to changing interest rates. Longer maturity U.S. Government securities may exhibit greater price volatility in response to changes in interest rates than shorter maturity securities. In addition, such securities may show even greater volatility if, for example, the interest payment component has been removed, as with zero coupon bonds. "Duration" generally is the weighted average time to receipt of all cash flows due by maturity from an obligation. Duration differs from "stated maturity" which is the stated time to final principal payment of an obligation without regard to any prepayments of principal. The value of our shares will change as the general levels of interest rates fluctuate. When interest rates decline, share value can be expected to rise. Conversely, when interest rates rise, share value can be expected to decline.

Investments in GNMA certificates, which are pools of home mortgages, are subject to prepayment of principal as mortgages in the pool are prepaid. The Government Trust must reinvest these prepayments at prevailing rates, which may be lower than the yield of the GNMA certificate. These prepayments will result in a reduction in principal if the GNMA certificate is trading over par. Mortgage prepayments generally increase in a falling interest-rate environment, and accordingly often result in a reduction of principal. In a rising interest rate environment, prepayments tend to decline which increases the duration and volatility of such GNMA certificates.

The Government Trust may invest in liquid interest-only and principal-only mortgage-backed securities backed by fixed-rate mortgages under guidelines established by the Trustees to assure that they may be sold promptly in the ordinary course of business at a value reasonably close to that used in calculating our net asset value per share.

Although the longer maturity U.S. Government securities, zero coupon bonds, GNMA certificates and other mortgage-backed securities mentioned above may be volatile, this volatility, while not eliminated, is managed by the above-mentioned policy of Lord Abbett to maintain the average duration of securities held by the Government Trust at between three and eight years.

While growth of capital is not a Government Trust objective, capital appreciation may result from efforts to secure high current income. Under normal circumstances, the Government Trust will invest all of its net assets in U.S. Government securities. Although the Government Trust has no present intention of doing so, it reserves the right to invest in debt securities fully collateralized by U.S. Government securities ("U.S. Government related securities"). If the Government Trust determines to invest in U.S. Government related securities, it will disclose that determination in the Prospectus prior to doing so. In the event the Government Trust invests in U.S. Government related securities, not less than 65% of its net assets will continue to be invested in U.S. Government securities under normal circumstances.

LORD ABBETT NATIONAL TAX-FREE INCOME TRUST, LORD ABBETT CALIFORNIA TAX-FREE INCOME TRUST, LORD ABBETT NEW YORK TAX-FREE INCOME TRUST, LORD ABBETT FLORIDA TAX-FREE INCOME TRUST. -- Each Tax-Free Trust invests primarily in a portfolio of intermediate-term (5-10 years) to long-term (over 10 years) municipal bonds, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer. Except for the National and Florida Trusts, the interest on the municipal bonds in which each Tax-Free Trust primarily invests also is exempt from its state's personal income tax and, in the case of the New York Trust, from New York City personal income tax, in the opinion of bond counsel to the issuer. At present Florida does not impose a personal income tax. The value of a Tax-Free Trust's shares will change as the general levels of interest rates fluctuate. When interest rates decline, share values can be expected to rise. Conversely, when interest rates rise, share values can be expected to decline.

"Municipal bonds" as used herein, and as more fully described in the Statement of Additional Information, are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, Puerto Rico, the Virgin Islands and Guam, and their political subdivisions, agencies and instrumentalities.

Each Tax-Free Trust invests primarily in investment-grade municipal bonds--bonds rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's" -- Aaa, Aa, A, Baa), Standard & Poor's Ratings Services ("S&P" -- AAA, AA, A, BBB) or Fitch Investors Service ("Fitch" -- AAA, AA, A, BBB). Each Tax-Free Trust also may invest in unrated municipal bonds exempt from federal income tax and its state's personal income tax, if they are determined by Lord Abbett to be of comparable quality to rated bonds in which such Tax-Free Trust may invest. At least 70% of the municipal bonds in each portfolio must be rated within, or equivalent to, at the time of purchase, the three highest grades. As much as 30% of the municipal bonds in each Tax-Free Trust's portfolio may be rated within, or equivalent to, at the time of purchase, the fourth highest grade. These bonds, while regarded as having an adequate capacity to pay interest and repay principal, are considered to be of medium grade and have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such bonds than is the case with higher grade bonds. After a Tax-Free Trust purchases a municipal bond, the issuer may cease to be rated, or its rating may be reduced below the minimum required for purchase, which could have an adverse effect on the market value of the issue. Neither event will require the elimination of the issue from a Tax-Free Trust's portfolio.

The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the pledge of faith, credit and taxing power of the issuer. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the faith, credit or taxing power of the issuer. The credit quality of industrial revenue bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

Each Tax-Free Trust may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a Tax-Free Trust are each fixed on the purchase date. During the period between purchase and settlement, Tax-Free Trust assets consisting of cash and/or high-grade marketable securities, marked-to-market daily, of a dollar amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value of the when-issued security. While the Tax-Free Trusts may sell when-issued securities prior to settlement, they intend to actually acquire such securities unless a sale appears desirable for investment reasons.

Under normal market conditions, each Tax-Free Trust will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Except for the National and Florida Trusts, under normal market conditions, each Tax-Free Trust also will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from its state's personal income tax. At present Florida does not impose a personal income tax. However, the Florida Trust also will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds which are exempt for purposes of the Florida intangible personal property tax. Under normal market conditions, the New York Trust also will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from New York State and City personal income taxes.

Although normally each Tax-Free Trust intends to be fully invested in intermediate to long-term municipal bonds, a Tax-Free Trust may temporarily invest in short-term tax-exempt securities meeting the above-described quality standards and, additionally, may temporarily put up to 20% of its assets in cash, in commercial paper of comparable investment quality or in short-term U.S. Government securities, in order to improve liquidity or to create reserve purchasing power. Because interest earned from commercial paper or U.S. Government securities is taxable for federal income tax purposes, we intend to minimize temporary investments in such short-term securities.

Each Tax-Free Trust may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described above) in "private activity bonds." Tax-Free Trust dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. Tax-Free Trust dividends derived from interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

No Tax-Free Trust intends to invest more than 25% of its total assets in any industry, except that each Tax-Free Trust may invest (consistent with the 20% tests in the preceding two paragraphs) more than 25% of such assets in a combination of U.S. Government securities and in tax-exempt securities, including tax-exempt revenue bonds whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to a Tax-Free Trust in the event of an economic downturn in that industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical, but not all inclusive of, the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems -- affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any "industry."

Each of the Tax-Free Trusts may invest up to 15% of its respective net assets in illiquid securities. Bonds determined to be liquid pursuant to Securities and Exchange Commission Rule 144A ("Rule 144A") will not be subject to this limit. Under Rule 144A, a qualified unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

Each Tax-Free Trust may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance income and increase portfolio duration. None of the Tax-Free Trusts invested more than 15% of its net assets in RIBs at any time during the fiscal year ended October 31, 1995. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security. Changes in the interest rate on the other security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than other similar fixed-rate bonds. In an effort to mitigate this risk, the Trust purchases other fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs provide interest payments that are higher than other similar fixed-rate bonds, but their values also rise faster than other similar fixed-rate bonds.

The Tax-Free Trusts will not borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of each Tax-Free Trust's gross assets (at cost or market value, whichever is lower) at the time of borrowing.

Options and Financial Futures Transactions. Each Tax-Free Trust may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange. Each Tax-Free Trust may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options. A Tax-Free Trust may engage in financial futures transactions including options on financial futures. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options and futures transactions under "Options and Financial Futures Transactions".

None of the Tax-Free Trusts currently employs any of the options and financial futures transactions described above.

Tax-Free Trusts - Risk Factors. Securities in which we may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and laws which may be enacted extending the time of payment of principal and interest, or both. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for payment of principal and interest may be materially affected or their obligations may be found to be invalid or unenforceable.

New York Bonds -- Risk Factors. New York State has recorded balanced budgets on a cash basis for its last three fiscal years, despite diminishing revenue, due in part to a significant slowdown in the New York and regional economy commencing in mid-1990. While the State budget for fiscal 1995-96 again calls for a balanced budget, gaps between actual revenues and expenditures may arise in the current year and in future fiscal years. Because the State, New York City, the State's other political subdivisions and the State Authorities, all of which borrow money, are or are perceived in the marketplace to be financially interdependent, financial difficulty experienced by one can adversely affect the market value and marketability of obligations issued by others. The State's credit is presently involved with the indebtedness of the Authorities because of the State's guarantee or other support. This indebtedness is substantial in amount. The Authorities are likely to require further financial assistance from the State. During the last several fiscal years, New York City experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets. Similar shortfalls and budget gaps have been predicted for future years and will require further action by the City's government.

California Bonds -- Risk Factors. As disclosed by the State of California in connection with recent bond issues, various constitutional and statutory provisions may affect the ability of issuers of California municipal bonds to meet their financial obligations. Decreases in State and local revenues as a consequence of such provisions may result in reductions in the ability of California issuers to pay their obligations. In addition, starting in 1990, California entered a sustained economic recession, the most severe in the State since the 1930s. Although a steady recovery has been underway since 1994, accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and a reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. A full payment of $4 billion of revenue anticipation warrants will be made on April 25, 1996. However, the State expects not to borrow over the end of the 1995-96 fiscal year, and expects to have significant available internal borrowable cash resources and budget reserves at June 30, 1996. As a result of the deterioration in the State's budget and cash situation, the State's credit rating was reduced in July 1994 by the rating agencies.

The 1995-96 Budget Act is projected to have $44.1 billion of general fund revenues and transfers and $43.4 billion of budgeted expenditures. In addition, the 1995-96 Budget Act anticipates the retirement of the accumulated budget deficit by June 30, 1996.

On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and /or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

As of March 6, 1996, none of the Series' net assets were invested in securities issued by Orange County.

Florida Bonds- Risk Factors. Florida, in terms of population, is one of the largest states in the United States. The State has grown dramatically since 1980. Its population includes a large proportion of senior citizens who have moved to the State after retirement. Recently, the share of the State's working age population (18-59) to total State population was approximately 54%. That share is not expected to change appreciably into the twenty-first century. Because Florida has a proportionally greater retirement age population than the rest of the nation and the southeast, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are a relatively more important source of income.

Through the 1980s, Florida's unemployment rate was below that of the rest of the nation. Since 1989, however, it has been higher than the national average. Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. Tourism is now one of Florida's most important industries. Over the years, this industry has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality.

Florida's Constitution permits issuance of State bonds pledging the full faith and credit of the State, with the vote of the electors, to finance or refinance fixed-capital outlay projects. Revenue Bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed-capital outlay projects which shall be payable solely from funds derived directly from sources other than State tax revenues.

Puerto Rico -- Risk Factors. The Fund may have significant investments in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by diversified manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the price of oil and the state of the U.S. economy. Puerto Rico has a rate of unemployment exceeding the U.S. average.

Puerto Rico's economy has experienced significant growth since fiscal 1989. Continued growth in fiscal 1995 and 1996 will depend on several factors, including the state of the U.S. economy, the relative stability of the price of oil and borrowing costs.

Lord Abbett Growth & Income Trust. The Growth & Income Trust is intended for long-term investors who purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations.The needs of such investors will be best served by an investment whose growth is characterized by low fluctuations in market value. For this reason, the Growth & Income Trust tries to keep its assets invested in securities which are selling at reasonable prices in relation to value and, thus, is willing to forgo some opportunities for gains when, in the judgment of Trust management (hereinafter meaning the officers of the Trust on a day-to-day basis subject to the overall direction of the Trust's Board of Trustees with the advice of Lord Abbett), they carry excessive risk. Trust management tries to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

The Growth & Income Trust normally invests in common stocks (including securities convertible into common stocks) of large, seasoned companies which are expected to show above-average growth in value and which are in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

The Growth & Income Trust is constantly balancing the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. Trust management believes it is important to take a flexible approach and adjust the portfolio to reflect changes in the opportunities for sound investments relative to the risks assumed; therefore, it sells securities that it judges to be overpriced and reinvests the proceeds in other securities which it believes offer better values.

The Growth & Income Trust may invest up to 10% of its net assets (at the time of investment) in each of the following: (a) covered call options traded on a national securities exchange for portfolio securities and (b) foreign securities. These foreign securities will be the kind described herein for the Series' domestic investment. It is the present intention of Trust management that these securities be primarily traded in the United Kingdom, Western Europe, Australia, Canada, the Far East, Latin America, and other developed countries as may be determined from time to time.

The Growth & Income Trust also may invest in straight bonds and other debt securities, including lower-rated, high-yield bonds, sometimes referred to as "junk bonds" with a limit of 5% of its net assets (at the time of investment) in such lower rated (BB/Ba or lower), high-yield bonds.

The Growth & Income Trust does not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, it may invest in short-term debt and other high-quality, fixed-income securities.

Lord Abbett  Bond-Debenture  Trust. The Bond-Debenture  Trust seeks to achieve a high total return (current income and capital appreciation) from an actively-managed, diversified debt security portfolio. Under normal circumstances, the Bond-Debenture Trust invests at least 65% of its total assets in bonds and/or debentures. The Bond-Debenture Trust seeks unusual values, particularly in lower-rated debt securities, sometimes referred to as "junk bonds," some of which are convertible into common stocks or have warrants to purchase common stocks.

Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower rated bonds when the credit risk is above average, but in the opinion of Trust management likely to decrease, can generate higher yields.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation may be obtained by (1) investing in debt securities when the trend of interest rates is expected to be downward; (2) investing in convertible-debt securities or debt securities with warrants attached entitling the holder to purchase common stocks and (3) investing in debt securities of issuers in financial difficulties when, in the opinion of Trust management, the problems giving rise to those difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if those difficulties are not resolved). In no event will the Bond-Debenture Trust invest more than 10% of its gross assets (at the time of investment) in debt securities which are in default as to payment of interest or principal.

The Bond-Debenture Trust normally invests in long-term debt securities when Trust management believes that interest rates over the long run will decline and prices of such securities generally will be higher. When Trust management believes that long-term interest rates will rise, it will endeavor to shift the Bond-Debenture Trust into short- term debt securities whose prices might not be affected as much by an increase in interest rates. The value of the Bond-Debenture Trust's shares will change as the general levels of interest rates fluctuate. When interest rates decline, share values, to the extent that they are backed by straight debt securities, can be expected to rise. Conversely, when interest rates rise, share values so backed can be expected to decline. However, due to the ability of the Bond-Debenture Trust to invest in equity-related securities and straight-preferred stocks, any capital appreciation or depreciation obtained may enhance or reduce such share value changes.

The following policies of the Bond-Debenture Trust are subject to change without shareholder approval: (a) it must keep at least 20% of the value of its total assets in (1) debt securities which, at the time of purchase, are rated within one of the four highest grades determined either by Moody's or S&P, (2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"), (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government) or (4) a combination of any of the foregoing; (b) it may invest up to 10% of its gross assets, at market value at the time of investment, in debt securities issued by foreign governments or corporations incorporated in foreign countries -- such foreign debt securities normally will be limited to issues denominated in U.S. dollars where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions; (c) subject to the requirement, described above, to be invested at least 65% in bonds and/or debentures under normal circumstances, it may purchase common and preferred stocks; (d) it may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants, or as a result of any reorganization, recapitalization or liquidation proceeding for any issuer of securities of which it is an owner (a purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium); and (e) it does not purchase securities for short-term trading, nor does it purchase securities for the purpose of exercising control of management.

Lord Abbett Global Income Trust. Under normal market conditions, the Global Income Trust will be invested primarily in a portfolio of (i) high-quality debt securities issued or guaranteed by U.S. and foreign governments or their agencies, instrumentalities or political subdivisions; (ii) high-quality debt securities issued or guaranteed by supranational organizations, such as the
World Bank; (iii) high-quality U.S. and foreign corporate debt securities including commercial paper; and (iv) debt obligations of banks and bank holding companies. The high-quality debt securities described above will consist of those rated within one of the two highest grades assigned by S&P or Moody's or, if unrated, judged by Trust management to be of comparable quality. Up to 35% of the Global Income Trust's total assets may be invested in equity securities and in debt securities rated below S&P's and Moody's two highest grades but rated BBB or better by S&P or Baa or better by Moody's or, if unrated, judged by Trust management to be of comparable quality. If any high-quality debt securities are downgraded after purchase they will be kept in the portfolio if they are judged not to have an adverse effect on shareholders. Bonds rated Baa by Moody's or BBB by S&P are considered medium-grade, have speculative characteristics and are more sensitive to economic change than higher rated bonds. A description of S&P's and Moody's ratings is included in the Appendix to the Statement of Additional Information. Fundamental economic strength, credit quality and currency exchange and interest-rate trends will be the principal determinants of the various country and geographic and industry sector weightings within the
Global Income Trust's portfolio. The Global Income Trust will invest in countries and in currency denominations where the combination of fixed-income market returns, price appreciation of fixed-income obligations, equity securities and currency exchange rate movements appear to present opportunities for an attractive total return consistent with the Global Income Trust's investment objective.

Pursuant to the quality and percentage requirements mentioned herein, the other debt securities in which the Global Income Trust may invest include, but are not limited to, domestic and foreign fixed- and floating-rate notes, bonds, debentures, convertibles, certificates, warrants, commercial paper, and principal and interest pass-throughs issued by governments, authorities, partnerships, corporations, trust companies, banks and bank holding companies, and banker's acceptances, certificates of deposit, time deposits and deposit notes issued by domestic and foreign banks. Principal and interest pass-throughs include mortgage-backed and asset-backed securities. Asset-backed securities may be backed by car loans or credit card receivables, for example. Interest-only and principal-only fixed mortgage-backed securities are considered liquid and, along with any other liquid investments, will be subject to a limit of 15% of the Global Income Trust's net assets unless such securities are issued by the U.S. Government, in which case they will not be subject to this limit if determined to be liquid under the standards established by the Board of Trustees.

Under normal circumstances, the Global Income Trust will invest its total assets in domestic and foreign securities with at least 65% of such assets invested in long-term debt securities primarily traded in at least three countries, including the United States. However, this guideline may not be followed during temporary defensive periods when Trust management believes that the Global Income Trust will have better opportunities for high current income and capital appreciation by investing entirely in short-term domestic debt securities or in such domestic securities and in short-term debt securities primarily traded in one foreign country or in short-term debt securities to a greater extent than 35% of the total assets of the Global Income Trust. The market prices of long-term debt securities tend to be more volatile than those of short-term debt securities when interest rates change.

Country Diversification and Defensive Position. Global Income Trust management presently intends to invest its assets in securities which are primarily traded in the United Kingdom, Western Europe (Austria, Germany, the Netherlands, France, Switzerland, Italy, Belgium, Norway, Sweden, Denmark and Spain), Australia, Canada, the Far East (Japan, Hong Kong, Korea, Singapore, Taiwan and Thailand), Latin America (Argentina, Brazil, Mexico and Venezuela) and the United States. However, investments may be made from time to time in securities which are primarily traded in other developed countries. Except for the guidelines described above with respect to investing in at least three countries, including the United States, there are no limitations on how much of the Global Income Trust's assets can be invested in securities primarily traded in any one country.

When Trust management believes that the Global Income Trust should assume a temporary defensive position because of unfavorable investment conditions, the Global Income Trust may temporarily hold its assets in cash and high-quality, short-term money market instruments.

Foreign Currency Hedging Techniques. The Global Income Trust may utilize one or more of the foreign currency hedging techniques described below.

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Global Income Trust may enter into forward foreign currency contracts (but not in excess of the amount it has invested in non-U.S. dollar-denominated securities at the time any such contract is entered into) primarily in two circumstances. First, when the Global Income Trust enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Global Income Trust will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when Trust management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Global Income Trust may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency or, in the alternative, it may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner but which has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved generally will not be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date the contract matures. Trust management intends to enter periodically into such forward contracts on behalf of the Global Income Trust under this second circumstance.

The Global Income Trust also may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Global Income Trust, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign-currency put options will not exceed 15% of the net assets of the Global Income Trust.

Exchange-listed options markets in the United States include several major currencies and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies, including those of most of the developed countries mentioned above. Unlisted foreign-currency options generally are less liquid than listed options and involve the credit risk associated with the individual issuer.

Unlisted options together with other illiquid securities are subject to a limit of 15% of the Global Income Trust's net assets.

A call option written by the Global Income Trust gives the purchaser, upon payment of a premium, the right to purchase from the Global Income Trust a currency at the exercise price until the expiration of the option. The Global Income Trust may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Global Income Trust to cover such call writing or (b) to be crossed.

Limitations  imposed  by the  Internal  Revenue  Code  on  regulated  investment
companies  may  restrict  the  Global  Income  Trust's   ability  to  engage  in
transactions in options, forward contracts and cross hedges.

The Global Income Trust's custodian will segregate cash or liquid high-grade debt securities belonging to the Global Income Trust in an amount not less than that required by applicable Securities and Exchange Commission requirements with respect to the Global Income Trust's assets committed to (a) writing options,
(b) forward foreign currency contracts and (c) cross hedges entered into by the Global Income Trust. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Global Income Trust's commitments with respect to such written options, forward foreign-currency contracts and cross hedges.

Other Investment Techniques. The Global Income Trust intends to utilize, from time to time, one or more of the investment techniques identified below. It is currently intended that no more than 5% of its net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, Trust management intends to use them to reduce risk and volatility in the portfolio, although this result cannot be assured.

Covered Call Options. The Global Income Trust may write call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

Rights and Warrants. The Global Income Trust may invest in rights and warrants to purchase securities. Included within these purchases, but not exceeding 2% of the value of the Global Income Trust's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

Lord Abbett Limited Duration U.S. Government Securities Trust. Under normal circumstances, the Limited Duration Government Trust invests at least 65% of its total assets in a portfolio of short- and intermediate-duration U.S. Government securities, which securities include those so issued in a form separated into their component parts of principal and coupon payments, i.e., "component securities", and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Treasury STRIPS are direct obligations of the U.S. Government and are examples of component securities whereby Treasury bonds and notes are separated on the books of the Federal Reserve into their component parts of principal and coupon payments or principal and coupon strips. The maximum dollar-weighted effective average maturity (not stated maturity) of the portfolio will be seven years. This effective average maturity measures the average time principal is outstanding and (a) is different from duration because it does not measure all cash flows and (b) includes securities that prepay principal, thus shortening their dollar-weighted effective average maturity. The Limited Duration Government Trust may invest up to 35% of its total assets in
(1) corporate notes and bonds rated A or above, (2) certificates of deposit and obligations of U.S. banks if they have assets of at least one billion dollars,
(3) commercial paper rated P-1 by Moody's and/or A-1 by S&P, (4) certain asset-backed securities rated Aaa by Moody's or AAA by S&P and (5)
mortgage-backed securities issued by certain private, non-government corporations, such as financial institutions which are investment grade, i.e., rated Baa by Moody's or BBB by S&P or higher.

The Limited Duration Government Trust is not a money market fund. A money market fund is designed for stability of principal; consequently, its level of income fluctuates. Historically, a limited duration U.S. Government securities fund, due to the nature of its portfolio securities, generally has a steadier and higher level of income than a money market fund. However, the Limited Duration Government Trust's share value will fluctuate more than a money market fund's over time. Historically, a portfolio with a duration averaging between one and four years, such as the Limited Duration Government Trust's portfolio, tends to have steadier and higher income over the course of the business cycle than a short-term money market fund portfolio. In such a business cycle, the Limited Duration Government Trust's portfolio can "lock in" rates over a longer period, allowing its income to continue over that period at a level which adjusts less often in response to changing interest rates, thereby softening the impact of interest rate changes which a money market fund portfolio is exposed to more often because it can only lock in rates for a shorter period. Of course, past performance is no guarantee of future results.

Unlike a money market fund, the Limited Duration Government Trust does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. The level of income will vary depending on interest rates and the portfolio. In general, because the Limited Duration Government Trust invests in longer-term securities than a money market fund, the value of its shares will fluctuate more than a money market fund, but less than, for example, a long-term U.S. Government securities fund. When interest rates rise, the value of securities in the portfolio, as well as the share value, generally will fall. Conversely, when rates fall, the value of securities in the portfolio and the share value generally will rise. Component securities in which the Limited Duration Government Trust may invest may show greater price volatility in response to interest rate changes than will other debt securities in which the Limited Duration Government Trust may invest. The value of principal-only component securities will be reduced in a rising interest rate environment or as the expected amount of principal prepayments declines. The value of interest-only component securities will be reduced in a falling interest-rate environment or in expectation that the amount of principal prepayments will increase. Although the U.S. Government securities in which the Limited Duration Government Trust may invest are guaranteed as to timely payment of interest and principal, the market prices for such securities are not guaranteed and, as with other bond investments, will rise and fall in value as interest rates change.

The Limited Duration Government Trust seeks to reduce the effects of interest rate volatility on principal by limiting the average duration to a range of one to four years. If in the judgment of Trust management interest rates are low, it will tend to shorten the average duration to one year or less. Conversely, if in its judgment rates are high, it will tend to extend the average duration to four years or less.

Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Limited Duration Government Trust intends to invest in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the three highest grades by a nationally-recognized rating agency.

As noted and subject to the limitations set forth above, the Limited Duration Government Trust also may invest in securities which are backed by assets such as receivables on home equity and credit card loans and receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases. All such securities must be rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P or Aaa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations usually issued by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Limited Duration Government Trust may invest in these and other types of asset-backed securities that may be developed in the future after Prospectus disclosure is revised to cover these securities. It is the Limited Duration Government Trust's current policy to limit asset-backed investments to those represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans, automobile loans and leases.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be established adequately or, in many cases, ever. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to setoff certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Balanced Trust. Trust management believes that of all the various kinds of investments, equity securities generally afford the best opportunity for investors' capital to grow and for their income to increase. The prices of equity securities fluctuate and the dividends earned on equity securities vary. But if the companies they represent prosper and grow, equity securities should appreciate in value and the income distributed in the form of dividends should increase.

However, the market risk is generally greater in equity securities than in fixed-income securities. Therefore the Balanced Trust at all times maintains at least 25% of its net assets in fixed-income senior securities, such as high-grade bonds or notes and U.S. Government securities. It also may invest in lower-grade preferred stocks or lower-grade bonds, but for capital appreciation and income and not for capital stability.

The Balanced Trust changes the proportions of its assets invested in fixed income securities and in equity securities and the individual securities within those classifications. The Balanced Trust is guided by an investment philosophy that identifies undervalued areas of the equity and fixed-income markets in an effort to generate above-average returns. The equity investment process integrates the results of quantitative and qualitative valuation analysis with a macro-economic outlook. Fundamental economic and business factors taken into consideration include government, fiscal and monetary policies, employment levels, demographics, retail sales and market share when determining future earnings and market valuation for stocks. In order to have maximum flexibility in effectuating this equity investment process, the Balanced Trust will invest in small, middle-sized and/or large companies based on their market capitalization (i.e. the market value of a company's outstanding stocks). For the fixed-income component, a duration target between 3.5 and 7.5 years is established within the context of broad economic and interest rate trends identified by Trust management. The fixed-income management strategies are driven by the shape of the yield curve, yield spread analysis and the effects of time on value.

The Balanced Trust may invest up to 10% of its net assets (at the time of investment) in each of the following: (a) covered call options traded on a national securities exchange for portfolio securities, (b) foreign securities and (c) lower-rated, high-yield bonds, sometimes referred to as "junk bonds."

The foreign securities referred to above will be the kind described herein for the Series' domestic investment. It is the present intention of Trust management that these securities be primarily traded in the United Kingdom, Western Europe, Australia, Canada, the Far East, Latin America, and other developed countries as may be determined from time to time.

To create reserve purchasing power and also for temporary defensive purposes, the Balanced Trust may invest in high-quality, short-term debt securities, such as those of banks, corporations and the U. S. Government.

GOVERNMENT, BOND-DEBENTURE, GLOBAL INCOME, LIMITED DURATION GOVERNMENT AND BALANCED TRUSTS - OTHER INVESTMENT POLICIES

The Government, Bond-Debenture, Global Income, Limited Duration Government and Balanced Trusts may purchase U.S. Government securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government securities without amortizing any premiums. The Government, Bond-Debenture, Global Income and Limited Duration Government Trusts and the fixed-income portion of the Balanced Trust do not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. While this investment strategy may contribute significantly to a portfolio turnover rate in excess of 100%, it will have little or no transaction cost or adverse tax consequences for such Series. Transaction costs normally do not involve brokerage because our fixed-income portfolio transactions usually are on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value.

Each Series may engage in the lending of its portfolio securities. These loans, if and when made, may not exceed 30% of the value of a Series' total assets. In such an arrangement a Series would loan securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in short-term obligations issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by S&P or Moody's, respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

The U.S. Government securities in which a Series may invest include direct obligations of the United States Treasury (such as Treasury bills, notes and bonds) and obligations issued by United States Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as GNMA certificates), securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of the Federal Home Loan Banks) and securities supported solely by the creditworthiness of the issuer (such as FNMA and FHLMC securities).

No Series will borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of its gross assets (at cost or market value, whichever is lower) at the time of borrowing.

Each Series may invest up to 15% of its net assets in illiquid securities. Securities determined by the Trustees to be liquid pursuant to Rule 144A are not subject to this limit. Under Rule 144A, a qualified unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which a Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

Except for the Government Trust, each Series may invest in closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission in compliance with the Act. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Series and the closed-end investment company both charge a management fee.

GROWTH &  INCOME,  BOND-DEBENTURE,  GLOBAL  INCOME  AND  BALANCED  TRUSTS - RISK
FACTORS

Foreign Investments. Securities markets of foreign countries are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available infor-mation on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities, and, accordingly, our net asset value may be significantly affected on days when shareholders do not have access to a Series.

High-Yield Bonds. The Growth & Income and the Balanced Trusts each may invest up to 5% and 10%, respectively, of its net assets (at the time of investment), and the Bond-Debenture Trust may invest substantially, in lower-rated bonds for their higher yields. In general, the market for lower-rated bonds is more limited than that for higher rated bonds and, therefore, may be less liquid; market prices of such lower-rated bonds may fluctuate more than those of higher rated bonds, particularly in times of economic change and stress. In addition, because the market for lower-rated corporate debt securities in past years has experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited and valuation of such securities may be more difficult and require greater reliance upon judgment when compared to higher rated bonds.

While the market for lower-rated bonds may be less sensitive to interest rate changes than higher rated bonds, the market prices of these lower-rated bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such interest rate changes and thus may be more volatile than prices of lower-rated securities periodically paying interest in cash. When compared to higher- rated bonds, lower-rated bonds that include redemption prior to maturity or call provisions may be more susceptible to refunding during periods of falling interest rates, requiring replacement by lower yielding securities.

Since the risk of default generally is higher among lower-rated bonds, the research and analysis of Lord Abbett are especially important in the selection of such bonds which, if rated BB/Ba or lower, are often described as "high-yield bonds" because of their generally higher yields and referred to as "junk bonds" because of their greater risks. In selecting lower-rated bonds for our investment, Lord Abbett does not rely upon ratings which, in any event, evaluate only the safety of principal and interest, not market value risk and which, furthermore, may not accurately reflect an issuer's current financial condition. There is no minimum rating criteria for investments in these bonds and some may default as to principal and/or interest payments subsequent to their purchase. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

Small Capitalized Companies. These generally consist of companies in either the formative or developing growth phase of business growth. The formative phase has high risk. The perils of infancy take a high toll during these years. Skill of management and growth of revenues and earnings permit some of these formative companies to survive and advance into the growth stage. The developing growth phase is a period of swift development, when growth occurs at a rate rarely equalled by established companies in their mature years. Of course, the actual growth of a company can not be foreseen, and it can be difficult to determine in which phase a company is presently situated. Small capitalized companies are usually young and their shares are generally traded over the counter.

Portfolio Turnover. The portfolio turnover rates for the Government, National, California, New York, Florida, Growth & Income, Bond-Debenture, Global Income and Limited Duration Government Trusts for the fiscal year ended October 31, 1995 were 565.20%, 166.94%, 101.19%, 124.95%,153.84%, 23.17%, 100.08%, 805.46%
and 427.69% respectively. The portfolio turnover rate for the Balanced Trust for the period December 27, 1994 to October 31, 1995 was 166.53%.

All Series - Diversification. Each Series met the diversification rules under Subchapter M of the Internal Revenue Code for its year or period ended October 31, 1995, and intends to continue to do so. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Series' total assets be invested in any one issuer and (b) with respect to 50% of each Series' total assets, no more than 5% of each Series' total assets be invested in any one issuer (except U.S. Government securities). The Government, National, Growth & Income,

Bond-Debenture, Limited Duration Government and Balanced Trusts, as "diversified" investment companies under the Act, are prohibited, with respect to 75% of the value of their respective total assets, from investing more than 5% of their respective total assets in securities of any one issuer other than U.S. Government securities. Since the California, New York, Florida and Global Income Trusts are not "diversified" investment companies under the Act, and may each invest its assets in the securities of a limited number of issuers under Subchapter M, the value of their investments may be more affected by any single adverse economic, political or regulatory occurrence than in the case of a "diversified" investment company under the Act, such as the Trust's other Series. For fixed-income diversification purposes under Subchapter M, the identification of an "issuer" will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. With respect to government obligations, when the assets and revenues of a political subdivision are separate from those of the government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer.
Similarly, if a bond is backed only by the assets and revenues of a nongovernmental entity, then such entity would be considered the sole issuer.

All Series - Change of Investment Objectives and Policies. None of the Series will change its investment objective without shareholder approval. If a Series determines that its objective can best be achieved by a change in investment policy or strategy, it may make such change without shareholder approval by disclosing it in its prospectus.

5    PURCHASES

You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett, our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic, Div-Move and Retirement Plans ($250 initial and $50 monthly minimum). Subsequent investments may be made in any amount.

The net asset value of a Series' shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing a Series' net assets by the number of shares of a Series outstanding. Securities are valued at their market value, as more fully described in the Statement of Additional Information.

Orders for shares received by the Trust prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

For information regarding proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.

Rule 12b-1 Plans. Each Series has adopted a Rule 12b-1 Plan (the "Plan") which authorizes the payment of fees to dealers in order to provide additional incentives for them (a) to maintain Series shareholder accounts and/or to provide Series shareholders with personal services, including shareholder liaison services, such as responding to customer inquiries and providing information on their investments and (b) to sell shares of the Series. Under the Plans (except as to certain accounts for which tracking data is not available) each Series pays dealers through Lord Abbett (1) a service fee and a distribution fee, at the time shares are sold, not to exceed .25% and .75%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed .25% and .75%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance. Lord Abbett may retain from the quarterly distribution fee, for the payment of distribution expenses incurred directly by it, an amount not to exceed .10% of the average annual net asset value of such shares outstanding. No dealer shall receive from a Series for service more than .25% of the average annual net asset value of shares sold by the dealer. Lord Abbett will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc.

If shares of any Series are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to a Series a contingent deferred reimbursement charge of 1% of the lower of cost or the then net asset value of the shares redeemed. If the shares are exchanged into another Trust Series or Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other Trust Series or GSMMF for the first Series.

In addition, from time to time, Lord Abbett may pay an additional concession, from its own resources, to dealers who, during a specified period, sell a minimum dollar amount of a Series' shares and/or shares of other Lord Abbett-underwritten funds. In some instances, such additional concessions may be offered only to certain dealers expected to sell significant amounts of shares.

Jurisdictions. The New York Trust may be sold only to residents of California, Colorado, Connecticut, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Louisiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Utah, Vermont, Virginia, West Virginia and Wyoming. The California Trust, with the addition of Nevada, may only be sold in these same jurisdictions, except for Rhode Island and Vermont. The Florida Trust may be sold in the same jurisdictions as the New York Trust, except for Rhode Island and Vermont.

6    SHAREHOLDER SERVICES

We offer the following shareholder services:

Telephone Exchange Privilege: Shares of any Series may be exchanged without a service charge, for those of any other Series or GSMMF, provided the exchanging shareholder is a resident of a state in which such Series may be sold in the case of an exchange into a single-state tax-free series. See "Jurisdictions" above.

You or your representative with proper identification can instruct the Trust to exchange uncertificated shares by telephone. Shareholders have this privilege unless they refuse it in writing. The Trust will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Trust in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each Series' net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market changes. The exchange privilege should not be used to take advantage of short-term swings in the market. The Trust reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Trust can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for GSMMF or the Series selected by you should be obtained and read before an exchange. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a gain or loss may be recognized. See the back of the Trust's application for more details.

Systematic Withdrawal Plan: Except for retirement plans, for which there is no such minimum, if the maximum offering price value of your non-certificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts.

Div-Move: You can invest the dividends paid on your account ($50 minimum monthly investment) into an existing account in any other Series or GSMMF. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. You should read the current prospectus of the other Series or GSMMF before investing.

Invest-A-Matic: Invest-A-Matic allows fixed, periodic investments ($50 minimum investment) into a Series by means of automatic money transfers from your bank checking account. You should read the current prospectus of the Trust with respect to such Series before investing.

Retirement Plans: Shares may be purchased by tax-deferred retirement plans. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans, pension and profit-sharing plans.

Householding: A new procedure has been inaugurated whereby a single copy of an annual or semi-annual report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All correspondence should be directed to Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7    OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $19 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our Trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to fifteen other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. Zane E. Brown, Lord Abbett's Director of Fixed Income, is primarily responsible for the day-to-day management of the Government, National, California, New York, Florida and Limited Duration Government Trusts and the fixed-income portion of the Balanced Trust. Prior to Mr. Brown, Robert S. Dow, president and trustee of the Lord Abbett Family of Funds, and a Lord Abbett Partner for over five years, had such primary responsibility and had acted in this capacity since each Series' inception. Mr. Brown is assisted by (as was Mr. Dow), and may delegate management duties to, other Lord Abbett employees who may be Trust officers. Prior to joining Lord Abbett in 1992, Mr. Brown was Executive Vice President, Equitable Capital Management Corp. Robert G. Morris, Executive Vice President, serves as portfolio manager for the Growth & Income Trust. Mr. Morris has been with Lord Abbett five years and has over twenty-five years of investment experience. David Seto, Executive Vice President, serves as portfolio manager of the Government Trust. Mr. Seto has been with Lord Abbett five years and has ten years of investment experience. Christopher J. Towle, Executive Vice President, serves as portfolio manager for the Bond-Debenture Trust. Mr. Towle has been with Lord Abbett eight years and has sixteen years of investment experience. Mr. Brown serves as portfolio manager for the Global Income Trust. E. Wayne Nordberg, Lord Abbett Partner for over five years, is primarily responsible for the day-to-day management of the equity security portion of the Balanced Trust. Mr. Nordberg is assisted by, and may delegate duties to, other Lord Abbett employees who may be Trust officers.

Lord Abbett has entered into an agreement with Dunedin Fund Managers Limited (the "Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice with respect to that portion of the Global Income Trust's assets invested in countries other than the United States (the "foreign assets"). The Sub-Adviser is controlled by the Bank of Scotland which indirectly owns 50.5% of the outstanding voting stock of the Sub-Adviser. The Sub-Adviser and its predecessors date back 123 years to 1873 and it manages about $6 billion which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the foreign assets, including advice on the allocation of investments among foreign securities markets and foreign equity and debt securities, and, subject to consultation with Lord Abbett, advice as to which foreign assets should be purchased, held, disposed of or held in cash. The Sub-Adviser also gives advice with respect to foreign currency matters.

Subject to the direction of the Board of Trustees, Lord Abbett, in consultation with the Sub-Adviser, will determine at least quarterly, and more frequently as Lord Abbett determines, the percentage of the assets of the Global Income Trust that shall be allocated for investment in the United States and in foreign markets, respectively.

Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee at the annual rate of .5 of 1% of average daily net assets of each Series for each of the Government, National, California, New York, Florida, Bond-Debenture, Global Income and Limited Duration Government Trusts and at the annual rate of .75 of 1% for the Growth & Income and Balanced Trusts. This latter rate is higher than that paid by most investment companies. Lord Abbett will pay the Sub-Adviser a monthly fee equal to one-half of the fee paid to Lord Abbett by the Global Income Trust. For the year ended October 31, 1995, Lord Abbett had waived $203,901, $93,852, $45,387, $51,764, $143,551 and $35,444 in
management fees, for the National, California, New York, Florida, Growth & Income and Global Income Trusts, respectively. For the same period the ratios of expenses, including management fees, to average net assets were as follows: Government 1.58%, National 1.33%, California .93%, New York .92%, Florida .94%, Bond-Debenture 1.67%, Limited Duration Government 1.82%, Growth & Income 1.16% and Global Income 1.05%, respectively. For the same period and Series, except for Government, Limited Duration Government and Bond Debenture Trusts which had no such fee waiver or expense subsidy, had Lord Abbett not waived its management fee and assumed certain expenses, the expense ratios would have been 1.83%, 1.67%, 1.83%, 1.78%, 1.91% and 2.07%, respectively. For the period December 27, 1994 to October 31, 1995, Lord Abbett waived $9,859 in management fees for the Balanced Trust. For the same period, the ratio of expenses, including management fee, to average net assets for the Balanced Trust was .22% (not annualized) and, had Lord Abbett not waived its management fee and assumed certain expenses, the expense ratio would have been 1.85% (not annualized).

The Management Agreement provides for each Series to repay Lord Abbett without interest any expenses assumed by Lord Abbett on and after the first day of the calendar quarter after the net assets of such Series first reach $50 million ("commencement date"), to the extent that the expense ratio (determined before taking into account any fee waiver or expense assumption) is less than 1.70% for the National, California, New York, Florida, Bond-Debenture and Limited Duration Government Trusts, less than 1.95% for the Growth & Income and Balanced Trusts, and less than 1.75% for the Global Income Trust. The Series shall not be obligated to repay any such expenses after the earlier of the termination of the Management Agreement or the end of five full fiscal years after the commencement date. The Series will not record as obligations in its financial statements any expenses which may possibly be repaid to Lord Abbett under this repayment formula unless such repayment is probable at the time. If such repayment is not probable, the Series disclose in notes to their financials that such repayments are possible. As of October 31, 1995, such contingent obligations of the California, New York, Florida, Growth & Income, Global Income and Balanced Trusts totaled $107,434, $77,555, $95,539 $33,620, $53,658 and $15,249,
respectively. With respect to the National Trust, all expenses voluntarily assumed have been accrued. As of such date the Government Trust had no contingent obligation.

We will not hold annual meetings and expect to hold meetings of shareholders only when necessary under applicable law or the terms of the Trust's Declaration of Trust. Under the Declaration of Trust, a shareholder's meeting may be called at the request of the holders of one-quarter of the outstanding shares entitled to vote. See the Statement of Additional Information for more details.

The Trust was organized as a Delaware business trust on February 26, 1993. Each outstanding share of a Series has one vote on all matters voted upon by that Series and an equal right to dividends and distributions, including any liquidating distributions, payable by that Series. All shares have noncumulative voting rights for the election of Trustees when shareholder meetings are held for that purpose.

8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

With respect to the Growth & Income Trust, dividends from net investment income are paid to shareholders in March, June, September and December. With respect to the Government, National, California, New York, Florida, Bond-Debenture, Global Income, Limited Duration Government and Balanced Trusts, dividends from net investment income are paid on the 15th of each month, or if the 15th is not a business day, on the first business day after the 15th. Supplemental dividends by a Series may be paid in December or January. Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date.

        With respect to the Global Income Trust, distributions (taxed as ordinary income) from gains attributable to changes in exchange rates of foreign currencies will automatically be reinvested in additional Global Income Trust shares at net asset value unless a shareholder elects to take capital gains distributions in cash.

A long-term capital gains distribution is made by a Series when it has net profits during the year from sales of securities which it has held more than one year. If a Series realizes net short-term capital gains, they also will be distributed. It is anticipated that capital gains will be distributed in December or January. You may take them in cash or additional shares without a sales charge.

Dividends declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code and to take any action necessary to insure that we will pay no federal income tax. However, except as described below with respect to the Tax-Free Trusts, shareholders must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by a Series as "capital gains distributions" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation pending as of the date of this Prospectus would have the effect of reducing the federal income tax rate on capital gains.

See "Performance" for a description of the purchase by the Global Income, Government, Limited Duration Government, Bond-Debenture and Balanced Trusts of high coupon securities at a premium and the distribution to shareholders as ordinary income of all income on those securities.

The Growth & Income, Bond-Debenture, Global Income and Balanced Trusts may be subject to foreign withholding taxes which would reduce the yield on their investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Global Income Trust who are subject to United States federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by that Series. See the Statement of Additional Information for additional details.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds (including the value of shares exchanged into another Trust Series or GSMMF) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

Tax-Free Trusts. Dividends paid by the Tax-Free Trusts derived from interest income on obligations exempt from federal income tax, when designated by such Trust as "exempt-interest dividends," will be exempt from federal income tax when received by shareholders. Dividends derived from income on other investments or from any net realized short-term capital gains, will be taxable to shareholders as ordinary income, whether received in cash or shares. Dividends derived from net long-term capital gains which are designated by such Trust as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a shareholder has held the shares. Shareholders receiving Social Security benefits and certain railroad retirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by a Series. The tax will be imposed on up to one-half of such benefits only when the sum of the recipient's adjusted gross income (plus miscellaneous adjustments), tax-exempt income and one-half of Social Security income exceeds $25,000 for individuals ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% of such benefits only when such sum exceeds $34,000 for individuals ($44,000 for married individuals filing joint returns). Shareholders receiving such benefits should consult their tax advisers.

New York Taxes - In the opinion of Debevoise & Plimpton, counsel to the Trust, dividends paid by the New York Trust will not be subject to New York State and New York City personal income taxes to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions which are exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S. territories) will be similarly exempt. For New York State and City personal income tax purposes, distributions, whether received in cash or additional shares, paid from the Series' other investment income and from any net realized short-term capital gains, are taxable as ordinary income, and distributions from net realized long-term capital gains are treated as long-term capital gains, regardless of how long a shareholder has held the shares. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State franchise taxes and to the New York City General Corporation Tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City.

California Taxes - Exempt-interest dividends paid by the California Trust derived from interest on California municipal bonds and dividends derived from interest income on obligations of the federal government or certain other government authorities (for example, Puerto Rico), if any, paid to individual shareholders will be exempt from California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes and to state and local taxes in states other than California.

Florida Taxes - Florida imposes no state personal income tax. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax.

Shares of the Florida Trust owned by a Florida resident will be exempt from the Florida intangible personal property tax provided that on January 1, the annual statutory assessment date, the Florida Trust's portfolio includes only obligations of the State of Florida or a political subdivision thereof or obligations issued by certain other government authorities (for example, U.S. territories) ("U.S. Government obligations" and, collectively, "Florida exempt investments"). If, in any year on the statutory assessment date, the Florida Trust were to hold assets other than Florida exempt investments, including assets attributable to options and financial futures transactions in which the Florida Trust may engage (see "How We Invest"), then a portion (which might be a significant portion) of the value of the Florida Trust's shares would be subject to the Florida intangible personal property tax.

Annual Information. Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each Tax-Free Trust will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that Tax-Free Trust. Dividends and distributions of capital gains paid by a Tax-Free Trust may be exempt from personal income tax in your state to the extent that they are attributable to interest and capital gains derived from obligations paying interest that is exempt from personal income tax in your state. Such dividends and distributions may be subject to corporate income and franchise taxes if received by a corporation otherwise subject to such taxes and to state and local taxes in states other than those described above. You should consult your tax adviser regarding the treatment of those distributions and state and local taxes generally and any proposed changes thereto as well as the tax consequences of gains or losses from the redemption of our shares.

9    REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Trust. The Trust will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the procedure above, send your written redemption request to Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor accompanied by any certificates for shares to be redeemed and other required documentation. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Series shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Trust that the check has cleared.

Shares also may be redeemed by the Series at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Under certain circumstances and subject to prior written notice, our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 50 shares.

10   PERFORMANCE

Lord Abbett Securities Trust closed fiscal 1995 on October 31 with combined assets of $588 million. During the year, the Trust portfolios and the financial markets in general performed well. Following are some of the factors that were relevant to the Series' performance over the past year, including market conditions and investment strategies pursued by the Trust's management.

The past twelve months have been marked by a return of investor confidence in the U.S. equity and fixed-income markets, as the success of the Federal Reserve's preemptive strike against an overheating economy and rising inflation became increasingly visible. The first signs of the economic slowdown came in the form of weaker auto sales, a significant slowdown in the housing market and rising inventories in the manufacturing sector. The yield on 3-year and 5-year U.S. Treasury notes fell approximately 2% during the first three quarters of the year.

The Limited Duration Government Series was positioned "duration neutral" for most of fiscal year 1995. The fixed-income portion of the Balanced Series was adjusted several times during the fiscal year anticipating the direction of interest rates. The equity portion of the Balanced Series was adjusted during the fiscal year, by increasing our holdings in less cyclical, consumer non-durable goods.

Yield. Tax-equivalent yield (for the Tax-Free Trusts) and total return data may from time to time be included in advertisements about the Series. "Yield" is calculated by dividing a Series' annualized net investment income per share during a recent 30-day period by the net asset value per share of such Series on the last day of that period. "Tax-equivalent yield" is calculated by dividing that portion of each Series' yield (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of each Series' yield that is not tax-exempt. The Series' yield and tax-equivalent yield reflect reinvestment of all income dividends and capital gains distribution, but do not reflect the deduction of a CDRC. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in each Series at the net asset value and the deduction of the CDRC for periods of less than one year. Total return also may be presented for other periods and without deduction of a CDRC. Any quotation of total return not reflecting the deduction of a CDRC would be reduced if such CDRC were deducted. Quotations of yield, tax-equivalent yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Each Series' dividend distribution rate is calculated by annualizing its current dividend distribution per share and dividing it by the applicable net asset value per share at the end of the specified period without deduction of a CDRC. The Global Income, Government, Limited Duration Government, Bond-Debenture and Balanced Trusts' dividend distribution rates differ from their yields primarily because these Series may purchase short- and intermediate-term high coupon securities at a premium and, consistent with applicable tax regulations, distribute to shareholders all of the interest income on these securities without amortizing the premiums. This practice also is used by these Series for financial statement purposes and is in accordance with generally accepted accounting principles. In other words, these Series may pay more than face value for a security that pays a greater-than-market rate of interest and then distribute all such interest as dividends. The principal payable on the security at maturity will equal face value, and so the market value of the security will gradually decrease to face value, assuming no changes in the market rate of interest or in the credit quality of the issuer. Therefore, shareholders should recognize that such dividends will tend to decrease the net asset value of these Series. Dividends paid from this interest income are taxable to shareholders at ordinary income rates. Dividend distribution rate will be accompanied by SEC yield in any sales literature. The distribution rates of such Series may also reflect income from currency, futures and options transactions. See "Performance" in the Statement of Additional Information for a more detailed discussion.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL LITERATURE AUTHORIZED BY THE SERIES, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

Comparison of change in value of a $10,000 investment in Lord Abbett Securities Trust -- Florida Trust, assuming reinvestment of all dividends and distributions, Lipper's Average of Florida tax-free funds and the Lehman Municipal Bond Index



               The Series     Lipper's Average    Lehman
               at Net         Florida tax-        Municipal Bond
Date           Asset Value    free funds          Index
10/31/93      $10000         $10000              $10000
10/31/94       10022          10020               10019
10/31/95       10278          10674               10572

Comparison of change in value of a $10,000 investment in Lord Abbett Securities Trust -- Bond-Debenture Trust, assuming reinvestment of all dividends and distributions, Salomon Brothers Broad Investment High-Grade Index, First Boston High Yield Index and Value Line Convertible Index


               The Series     Salomon Brothers    First Boston    Value Line
               at Net         Broad Investment    High Yield      Convertible
Date           Asset Value    High Grade Index    Index           Index
1/3/94        $10000         $10000              $10000          $10000
10/31/94       9862           9668                 9914            9982
10/31/95       11030          11185               11426            11879


Comparison of change in value of a $10,000 investment in Lord Abbett Securities Trust -- Growth & Income Trust, assuming reinvestment of all dividends and distributions, and the Standard & Poor's 500


               The Series
               at Net         S&P
Date           Asset Value    500
1/3/94        $10000         $10000
10/31/94       10262          10382
10/31/95       12502          13125


Comparison of change in value of a $10,000 investment in Lord Abbett Securities Trust -- U.S. Government Trust, assuming reinvestment of all dividends and distributions, Lipper's Average of U.S. Government bond funds and the Lehman Government Bond Index


               The Series     Lipper's Average    Lehman
               at Net         U.S. Government    Government Bond
Date           Asset Value    Bonds               Index
6/1/93        $10000         $10000              $10000
10/31/93       10465          10494               10701
10/31/94       9811            9881               10142
10/31/95       11034          11157               11980

Comparison of change in value of a $10,000  investment in Lord Abbett Securities
Trust  Global  Income  Trust,   assuming   reinvestment  of  all  dividends  and
distributions, and J. P. Morgan Global Government Bond Index


               The Series     Lipper's Average    Lehman
               at Net         U.S. Government    Government Bond
Date           Asset Value    Bonds               Index
6/1/93        $10000         $10000              $10000
10/31/93       10465          10494               10701
10/31/94       9811            9881               10142
10/31/95       11034          11157               11980

Comparison of change in value of a $10,000 investment in Lord Abbett Securities Trust -- California Trust, assuming reinvestment of all dividends and distributions, Lipper's Average of California tax-free funds and the Lehman Municipal Bond Index


               The Series     J.P. Morgan
               at Net         Global Government
Date           Asset Value    Bond Index
1/3/94        $10000         $10000
10/31/94        9810          10233
10/31/95        11077         11804

Comparison of change in value of a $10,000 investment in Lord Abbett Securities Trust -- National Trust, assuming reinvestment of all dividends and distributions, Lipper's Average of National tax-free funds and the Lehman Municipal Bond Index



               The Series     Lipper's Average    Lehman
               at Net         National tax-       Municipal Bond
Date           Asset Value    free funds          Index
10/1/93       $10000         $10000              $10000
10/31/93       10035          10020               10019
10/31/94        9130           9433                9604
10/31/95       10625          10719               10572


Comparison of change in value of a $10,000 investment in Lord Abbett Securities Trust -- New York Trust, assuming reinvestment of all dividends and distributions, Lipper's Average of New York tax-free funds and the Lehman Municipal Bond Index


               The Series     Lipper's Average    Lehman
               at Net         New York tax-       Municipal Bond
Date           Asset Value    free funds          Index
10/1/93       $10000         $10000              $10000
10/31/93       10055          10020               10019
10/31/94        9131           9360                9604
10/31/95       10420          10597               10572

Comparison of change in value of a $10,000 investment in Lord Abbett Securities Trust --- Limited Duration Government Trust, assuming reinvestment of all dividends and distributions, Lipper's Average of limited duration funds and the Index.


               The Series        Lippers Average          Lippers Average     Lehman
                at Net           Intermediate U.S.        Short U.S.          Intermediate
Date           Asset Value       Government Funds         Government Funds    Gov't Index
11/4/93       $10000               $10000                   $10000              $10000
10/31/94        9691                 9575                     9873                9799
10/31/95       10482                10733                    10659               11165

Comparison of change in value of a $10,000 investment in Lord Abbett Securities Trust Balanced Trust, assuming reinvestment of all dividends and distributions, Merrill Lynch Wilshire Capital Market Index


               The Series        Merrill Lynch
                at Net           Wilshire Capital
Date           Asset Value       Markets Index
12/27/94      $10000              $10000
10/31/95       11632               12248

Underwriter and Investment Manager
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203

212-848-1800

Sub-Adviser
Dunedin Fund Managers Limited
Dunedin House
25 Ravelston Terrace

Edinburgh EH4 3EX
Scotland
Custodian
The Bank of New York
48 Wall Street

New York, New York 10286
Transfer Agent and Dividend
Disbursing Agent

United Missouri Bank of Kansas City, N.A.
Tenth and Grand

Kansas City, Missouri 64141
Shareholder Servicing Agent

DST Systems, Inc.
P.O. Box 419100

Kansas City, Missouri 64141
800-821-5129
Auditors
Deloitte & Touche llp

Counsel
Debevoise & Plimpton
Printed in the U.S.A.
LST-1-396

Lord Abbett
Securities Trust
U.S. Government
Securities Trust

Limited Duration U.S.
Government Securities Trust
National Tax-Free
Income Trust
California Tax-Free
Income Trust
New York Tax-Free
Income Trust
Florida Tax-Free
Income Trust
Global Income Trust
Bond-Debenture Trust
Growth & Income Trust
Balanced Trust

LORD ABBETT
Statement of Additional Information                              March 1, 1996


                          Lord Abbett Securities Trust


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 1996.

Lord Abbett Securities Trust (referred to as the "Trust") was organized as a Delaware business trust on February 26, 1993. The Trust's Trustees have authority to create separate classes and series of shares of beneficial interest, without further action by shareholders. To date, the Trust has ten series, each consisting of one class of shares: Lord Abbett U.S. Government Securities Trust, Lord Abbett National Tax-Free Trust, Lord Abbett California Tax-Free Trust, Lord Abbett New York Tax-Free Trust, Lord Abbett Florida Tax-Free Trust, Lord Abbett Growth & Income Trust, Lord Abbett Bond-Debenture Trust, Lord Abbett Global Income Trust, Lord Abbett Limited Duration U.S. Government Securities Trust and Lord Abbett Balanced Trust (collectively "we" or the "Series" and individually, "Government", "National", "California", "New York", "Florida", "Growth & Income", "Bond-Debenture", "Global Income", "Limited Duration Government" and "Balanced" Trusts; collectively the National, California, New York and Florida Trusts are referred to as the "Tax-Free Trusts"). Further classes or series may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one class or series exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of Trustees from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Trust or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                                Page

1.  Investment Objectives and Policies - Government, National
    California, New York and  Florida  Trusts                     2
2.  Investment  Objectives  and  Policies - Growth &
    Income, Bond-Debenture,  Global Income,
    Limited Duration Government and Balanced Trusts               9
3.  Trustees and Officers                                         15
4.  Investment  Advisory and Other Services                       17
5.  Portfolio  Transactions                                       19
6.  Purchases,  Redemptions  and  Shareholder
    Services                                                      20
7.  Taxes                                                         23
8.  Risk Factors Regarding Investments in California, New
    York,  Florida and Puerto Rico  Municipal  Bonds              25
9.  Past  Performance                                             32
10. Information About the Trust                                   33
11. Financial Statements                                          34

                                       1.
                       Investment Objectives and Policies
          Government, National, California, New York and Florida Trusts

Our investment objectives and policies are described in the Prospectus under "How We Invest". In addition to those policies described in the Prospectus, we are subject to the following investment restrictions which cannot be changed without shareholder approval. We may not: (1) sell short or buy on margin (with respect to the Tax-Free Trusts, good faith deposits made in connection with entering into options and financial futures transactions are not deemed to be margin, and they may obtain short-term credit necessary for the clearance of purchases of securities); (2) borrow securities (Government Trust only); (3) borrow money, unless such borrowing does not exceed the asset coverage requirements of Section 18(f) of the Act and unless any such borrowing on behalf of a class or series shall be a liability only of such class or series, as the case may be; (4) engage in the underwriting of securities except pursuant to a merger or acquisition or as indicated below and, with respect to the Tax-Free Trusts, except to the extent that in connection with the disposition of each Tax-Free Trust's portfolio securities it may be deemed to be an underwriter under federal securities laws; (5) lend money or securities to any person except
(i) with respect to the Government Trust, through entering into short-term repurchase agreements with sellers of securities the Government Trust has purchased and by lending the Government Trust's portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as the Government Trust complies with regulatory requirements and except (ii) with respect to the Tax-Free Trusts, for the purchase of debt securities in which they may invest consistent with their investment objectives and policies; (6) pledge, mortgage, or hypothecate our assets (the Tax-Free Trusts may do so, to secure permitted borrowings described in (3) above; neither a deposit required to enter into or to maintain municipal bond index futures contracts nor an allocation or segregation of portfolio assets to collateralize a position in such options or futures contracts is deemed to be a pledge, mortgage or hypothecation); (7) deal in real estate, commodities, or commodity contracts (with respect to the Tax-Free Trusts, (i) marketable securities secured by real estate or interests therein may be purchased and (ii) options and financial futures contracts are not deemed to be commodities or commodities contracts); (8) invest in securities issued by other investment companies as defined in the Act, except as indicated below; (9) with respect to the Government Trust, except as indicated below, buy securities if the purchase would then cause the Government Trust to (i) have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (10) hold securities of any issuer when more than 1/2 of 1% of its securities are owned beneficially by one or more of our officers or Trustees or by one or more partners of our underwriter or investment manager if these owners in the aggregate own beneficially more than 5% of such securities;
(11) engage in security transactions with our underwriter or investment manager, our officers or Trustees, or firms (acting as principals) with which any of the foregoing are associated -- however, this provision does not apply to our shares, or to securities we may become entitled to by reason of our ownership of securities already held, or to transactions on a securities exchange when only the regular exchange commissions and charges are imposed (we have not had, nor do we intend to have, any such transactions on an exchange) or to transactions in accordance with the Act and Rule 17a-7; (12) except as indicated below, concentrate our investments in any one industry, excluding U.S. Government securities, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, supported by any of the following: (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury or (iii) the credit of the issuer; (13) with respect to the Tax-Free Trusts, concentrate our investments in any one industry, except that each of the Tax-Free Trusts may invest more than 25% of its gross assets, taken at market value, in tax-exempt securities; (14) issue senior securities (with respect to the Tax-Free Trusts, neither a purchase or sale of options nor a collateral arrangement with respect to either financial futures or the writing of options, all as discussed in the Tax-Free Trust Prospectus and below, particularly under "Regulatory Restrictions" which refers to the asset coverage requirements of Securities and Exchange Commission Release No. IC 10666 is deemed to be the issuance of a senior security) or (15) with respect to the Tax-Free Trusts (i) buy or sell put, call, straddle or spread options although they may buy, hold or sell options and financial futures and (ii) buy or sell oil, gas, or other mineral leases.

Notwithstanding restrictions (4), (8), (9) and (12) above, in the future, upon shareholder approval, each of the Series may seek to achieve its investment objective by investing all of its assets in another investment company (or series or class thereof) having the same investment objective. Shareholders will be notified thirty days in advance of such conversion. Shareholders of each Series will be able to exchange Series shares for shares of the other Trust series and/or Series classes.

While each Tax-Free Trust may take short-term gains if deemed appropriate, normally the Tax-Free Trusts will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with preservation of capital.

Investments which are not readily marketable are limited to 15% of average net assets at the time of purchase. Included in this category are "restricted" securities, and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 "Rule 144A securities" which have been determined to be liquid by the Board of Trustees based upon the trading markets for the securities, except to the extent necessary to comply with applicable state requirements. Rule 144A does not affect U.S. Government securities and, therefore, the Government Trust has no current intention of investing in such Rule 144A securities. Nevertheless, Rule 144A may affect the portfolio securities of other Trust series, including, the Tax-Free Trusts and future Trust series and/or Series classes.

The liquidity of a Rule 144A security will be a determination of fact for which the Board of Trustees is ultimately responsible. However, the Trustees may delegate the day-to-day function of such determinations to Lord Abbett, subject to the Trustees' oversight. Examples of factors which the Trustees may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Government Trust enters into repurchase  agreements as provided in clause
(5) above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Trust otherwise may invest.

Portfolio Turnover -For the fiscal year ended October 31, 1995 the portfolio turnover rates for the National, Government, California, Florida, and New York, Trusts were 166.94%, 565.20%,101.19%,153.84%, and 124.95%, respectively.

GOVERNMENT TRUST ONLY

When-Issued Transactions

As stated in the prospectus, the Government Trust may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Government Trust to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield to the Government Trust at the time of entering into the transaction. When the Government Trust enters into when-issued purchases, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Government Trust makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Government Trust, generally, has the ability to close out a
                                       3
purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

Lending Portfolio Securities

The Government Trust may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Government Trust's total assets. The Government Trust's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, the Government Trust may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Government Trust and is acting as a "placing broker". No fee will be paid to affiliated persons of the Government Trust.

By lending portfolio securities, the Government Trust can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities or other forms of non-cash collateral are received. The Government Trust will comply with the following conditions whenever it loans securities: (i) the Government Trust must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Government Trust must be able to terminate the loan at any time; (iv) the Government Trust must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Government Trust may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.

TAX-FREE TRUSTS ONLY

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations have been imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income of most investors for federal income tax purposes. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds, are, in most cases, revenue bonds and generally do not constitute the pledge of the credit or taxing power of the municipality.
                                       4

The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") and Fitch Investors Services, Inc. ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows.

"Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

Standard & Poor's describes its four highest ratings for municipal bonds as follows.

"AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to and pay interest and repay principal is extremely strong

AA: Debt rated ' AA' has a very strong capacity to pay interest and repay principals and differs from the highest rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more
                                       5
likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Fitch describes its four highest ratings for municipal bonds as follows.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and
AA  categories  are  not  significantly   vulnerable  to  foreseeable   future
developments, short-term debt to these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payments. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

Options and Financial Futures Transactions

General. Each Tax-Free Trust may engage in options and financial futures transactions in accordance with its investment objective and policies. Although none of the Tax-Free Trusts are currently employing such options and financial futures transactions, and have no current intention of doing so, each may engage in such transactions in the future if it appears advantageous to the Tax-Free Trusts to do so, in order to hedge against the effects of fluctuating interest rates and other market conditions or to stabilize the value of the Tax-Free Trusts' assets. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. Each Tax-Free Trust may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which a Tax-Free Trust holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. A Tax-Free Trust will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Tax-Free Trust and futures contracts subject to the outstanding options written by the Tax-Free Trust would exceed 50% of the total assets of the Tax-Free Trust.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract
                                       6
calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Tax-Free Trusts will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time a Tax-Free Trust enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Tax-Free Trust's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, there are frequently differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Tax-Free Trust could lose money on the financial futures contracts and also on the value of its portfolio securities.

Options on Financial Futures Contracts. Each Tax-Free Trust may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Tax-Free Trust would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Tax-Free Trust may expire worthless, in which case such Tax-Free Trust would lose the premium paid therefor.

Options on Securities. Each Tax-Free Trust may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Tax-Free Trust is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the
                                       7
underlying security, the option period, supply and demand and interest rates. A Tax-Free Trust may write or purchase spread options which are options for which the exercise price may be a fixed-dollar spread or yield spread between the security underlying the option and another security it does not own, but that is used as a benchmark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Tax-Free Trust to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Tax-Free Trust may like to establish a position in securities upon which call options are available. By purchasing a call option, a Tax-Free Trust is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because a Tax-Free Trust is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Options on Securities Indices. Each Tax-Free Trust also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that a Tax-Free Trust owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Tax-Free Trust can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Tax-Free Trust owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Tax-Free Trust bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Tax-Free Trust writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to at least 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Tax-Free Trust writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Tax-Free Trust will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.
                                       8

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Tax-Free Trust may expire worthless, in which case the Tax-Free Trust would lose the premium paid therefor.

Delayed Delivery Transactions. Each Tax-Free Trust may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Tax-Free Trust to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Tax-Free Trust at the time of entering into the transaction. When a Tax-Free Trust enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Tax-Free Trust makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Tax-Free Trust makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Tax-Free Trusts generally have the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent the Tax-Free Trusts engage in when-issued or delayed delivery purchases, they will do so for the purpose of acquiring portfolio securities consistent with the Tax-Free Trusts' investment objectives and policies and not for investment leverage or to speculate in interest rate changes. The Tax-Free Trusts will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Tax-Free Trusts reserve the right to sell these securities before the settlement date if deemed advisable.

Regulatory  Restrictions.  To the  extent  required  to comply  with  applicable
Securities and Exchange Commission requirements, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Tax-Free Trust will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

To the extent required to comply with Commodity Futures Trading Commission Regulation4.5 and thereby avoid "commodity pool operator" status, no Tax-Free Trust will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by a Tax-Free Trust plus premiums paid by it for open options on futures would exceed 5% of a Tax-Free Trust's total assets. A Tax-Free Trust will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which a Tax-Free Trust holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and (3) cash proceeds from investments due in 30 days.

                                       2.
                       Investment Objectives and Policies
                 Growth & Income, Bond-Debenture, Global Income,
                 Limited Duration Government and Balanced Trusts

Each of the Series' investment objectives and policies are described in the Prospectus under "How We Invest". In addition to those policies described in the Prospectus, we are subject to the following investment restrictions which cannot be changed for any Series without the approval of the holders of a majority of the Series' respective shares. Each Series (except as indicated below in (6)) may not: (1) borrow money except (i) as a temporary measure for
                                       9
extraordinary or emergency purposes, and then not in excess of 5% of a Series' gross assets (at cost or market value, which ever is lower) at the time of borrowing, (ii) unless such borrowing does not exceed the asset coverage requirements of Section 18(f) of the Act and (iii) unless such borrowing on behalf of a class or series shall be a liability only of such class or series, as the case may be; (2) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws, or as indicated below; (3) lend money or securities to any person except through entering into short-term repurchase agreements with sellers of securities we have purchased and by lending our portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as we comply with regulatory requirements (investment in repurchase agreements exceeding seven days and in other illiquid investments are subject to the maximum of 15% of each Series' net assets described below) and except for time or demand deposits with banks and purchases of commercial paper or publicly-offered debt securities at original issue or otherwise; (4) buy or sell real estate (including limited partnerships therein but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), oil, gas or other mineral leases or in commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests; (5) with respect to 75% of the gross assets of each of the Growth & Income, Bond-Debenture, Limited Duration Government and Balanced Trusts, and except as indicated below, buy securities if the purchase would then cause it to (i) have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (6) concentrate its investments in any particular industry except (i) as indicated below and (ii) excluding U.S. Government securities; or (7) issue senior securities.

Notwithstanding restrictions (2), (5) and (6) above and investment policy (4) below, in the future, upon shareholder approval, each of the Series may seek to achieve its investment objective by investing all of its assets in another investment company (or series or class thereof) having the same investment objective. Shareholders will be notified thirty days in advance of such conversion. In the event the Trust creates other series or Series classes, shareholders of each Series will be able to exchange the Series shares for shares of the other Trust series and/or Series classes.

If a Series enters into repurchase agreements as provided in clause (3) above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which each of the Series otherwise may invest.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

In addition to those policies described in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following investment policies which may be changed by the Board of Trustees without shareholder approval. Each Series may not: (1) sell short securities or buy securities on margin although each Series may obtain short-term credit necessary for the clearance of purchases of securities; (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities (subject to applicable state law, securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") that are determined by the Trustees, or by Lord Abbett pursuant to delegated authority, to be liquid are considered liquid securities); (3) pledge, mortgage, or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; (4) invest in securities issued by other investment companies as defined in the Act except as permitted by the Act and except as indicated above;
(5) with respect to the Growth & Income, Bond-Debenture, Global Income and Limited Duration Government Trusts, buy or sell put or call options although the Bond-Debenture and Global Income Trusts may buy, hold or sell rights or warrants, the Global Income
                                       10

Trust may utilize various foreign currency hedging techniques, and the Growth & Income and Global Income Trusts may write covered call options and enter into closing purchase transactions as discussed below; (6) purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that a Series may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of each Series' net assets at the time of investment; (7) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Trust's officers or trustees or by one or more partners of the Trust's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities; (8) with respect to the Balanced Series, engage in short-term trading under normal circumstances; or (9) with respect to the Balanced Series, invest in warrants, valued at the lower of cost or market, to exceed 5% of the Series' net assets, including warrants not listed on the New York or American Stock Exchange which may not exceed 2% of such net assets.

With respect to the Growth & Income, Bond-Debenture, Global Income, Limited Duration Government and Balanced Trusts and investment policy (2), current Ohio requirements include Rule 144A securities within this 15% limit. As long as shares of any Series are sold in Ohio and those requirements remain unchanged, that Series will comply with this 15% limit if it purchases Rule 144A securities.

With respect to the Growth & Income and Global Income Trusts only, investment policy (3) does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

Investments which are not readily marketable are limited to 15% of average net assets at the time of purchase. Included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A which have been determined by the Board of Trustees to be liquid based upon the trading markets for such securities. However, current Ohio requirements include Rule 144A securities within this 15% limit. As long as shares of any Series are sold in Ohio and those requirements remain unchanged, that Series will comply with this 15% limit if it purchases Rule 144A securities.

Lending Portfolio Securities

Each of the Series may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Series' total assets. Each Series' loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Series may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with a Series and is acting as a "placing broker". No fee will be paid to affiliated persons of the Series.

By lending portfolio securities, each Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Series will comply with the following conditions whenever they loan securities: (i) each Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) each Series must be able to terminate the loan at any time; (iv) each Series must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) each Series may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower
                                       11
except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.

Repurchase Agreements

Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which a Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by a Series have a total value in excess of the value of the repurchase agreement. Each Series requires at all times that the repurchase agreement be collateralized by cash or U.S.Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Series may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Series and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Trust management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Trust management intends to limit repurchase agreements for each Series to transactions with dealers and financial institutions believed by Trust management to present minimal credit risks. Trust management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Each Series will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

Portfolio Turnover

For the fiscal year ended October 31, 1995 the portfolio turnover rates for the Growth & Income, Bond-Debenture, Global Income and Limited Duration Trusts were 23.17%, 100.80%, 805.46% and 427.69%, respectively. For the period December 27, 1994 through October 31, 1995 the portfolio turnover rate for the Balanced Trust was 166.53%.

Although the Series cannot accurately predict their respective annual portfolio turnover rates, a rate substantially in excess of 100% but not exceeding 600% is expected for the fixed-income portion of the Balanced Trust, and a rate not to exceed 100% is expected for the equity portion of the Balanced Trust. The Bond-Debenture Trust is expected to have a relatively high portfolio turnover rate due primarily to the use of GNMA forwards and investments in convertible securities. The Global Income Trust also uses GNMA forwards and moves portfolio investments from one or more countries to another country or countries based on the perception of better market conditions in the latter. The Limited Duration Government Trust and the fixed-income portion of the Balanced Trust may purchase U.S. Government securities on a when-issued basis with settlement for the securities taking place 30 days or more after the purchase date. While awaiting settlement, the Limited Duration Government Trust and the fixed-income portion of the Balanced Trust normally will invest in short-term U.S. Government securities without amortizing any premiums. While this investment technique is likely to contribute significantly to a portfolio turnover rate substantially in excess of 100% but not exceeding 600%, (i) it has little or no brokerage consequence because portfolio transactions
                                       12
for the Limited Duration Government Trust and the fixed-income portion of the Balanced Trust usually will be on a principal basis and (ii) short-term losses on the short-term U.S. Government securities and short-term gains on the when-issued U.S. Government securities tend to offset each other although, from time to time, the gains may tend to exceed the losses as interest rates fall and, as interest rates rise, the losses may tend to exceed the gains. However, a high portfolio turnover rate, combined with a low interest-rate environment, may result in more short-term gains. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked-to-market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value.

BOND-DEBENTURE AND GLOBAL INCOME TRUSTS ONLY

Rights and Warrants

The Bond-Debenture and Global Income Trusts may invest in rights and warrants to purchase securities, including warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange, in an amount not to exceed 2% of the value of their respective net assets (at the time of investment).

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and usually are valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

GROWTH & INCOME AND GLOBAL INCOME TRUSTS ONLY

Covered Call Options

As stated in the Prospectus, each of the Growth & Income and Global Income Trusts may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Growth & Income and Global Income Trusts forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each of the Growth & Income and Global Income Trusts may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Growth & Income and Global Income Trusts are unable to enter into a closing purchase transaction, they may be required to hold a security that they might otherwise have sold to protect against depreciation. The Growth & Income and Global Income Trusts do not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of their respective gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.
                                       13

The Series' custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities Exchange Commission ("SEC") Release 10666 with respect to the Series' assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e.,marked-to-market) so that the segregated amount will not be less than the amount of the Series' commitments with respect to such written options.

LIMITED DURATION GOVERNMENT AND BALANCED TRUSTS  ONLY

When-Issued Transactions

As stated in the Prospectus, the Limited Duration Government and Balanced Trusts may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment to purchase securities, with payment and delivery to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Limited Duration Government and Balanced Trusts enter into a when-issued purchase, each becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time each of the Limited Duration Government and Balanced Trusts makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each of the Limited Duration Government and Balanced Trusts, generally, has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

Average Duration

The Limited Duration Government Trust and the fixed-income portion of the Balanced Trust limit their average dollar-weighted portfolio duration to a range of one to four years and three and a half to seven and a half years, respectively. However, many of the securities in which the Limited Duration Government and Balanced Trusts invest will have remaining durations in excess of four and seven and a half years, respectively.

Some of the securities in the Limited Duration Government and Balanced Trust portfolios may have periodic interest-rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest-rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest-rate adjustment period of one year or less, the Limited Duration Government and Balanced Trusts will, when determining average weighted duration, treat such a security's maturity as the amount of time remaining until the next interest-rate adjustment.

Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest-rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining the Limited Duration Government Trust's and the Balanced Trust's respective average maturities the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Mortgage-Backed Securities

In addition to mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, the Limited Duration Government Trust and the fixed-income portion of the Balanced Trust also may invest up to 35% of its assets in securities issued by certain private, nongovernment
corporations,   such  as
                                       14
financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by U.S. Government agencies or by other nongovernment financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs and REMICs which are issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Limited Duration Government Trust and the fixed-income portion of the Balanced Trust intend to invest in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the three highest grades by a nationally-recognized rating agency. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). Interest-only and principal-only fixed mortgage-backed securities are considered illiquid and, together with other illiquid investments, will be subject to a limit of 15% of the Limited Duration Government Trust's and the fixed-income portion of the Balanced Trust's net assets, unless such securities are issued by the U.S. Government and are determined to be liquid under guidelines and standards established by the Board of Trustees, in which case, they will not be subject to this limit.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Asset-Backed  Securities

The Limited Duration Government Trust and the fixed-income portion of the Balanced Trust may invest a portion of its assets in asset-backed securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities primarily depends on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities and the amount of credit support provided to the securities.

Asset-backed securities often are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Limited Duration Government Trust and the Balanced Trust will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple-class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue, generally is based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Corporate Debt

The Limited Duration Government Trust and the Balanced Trust (with respect to the fixed-income portion of the portfolio) may invest in corporate notes and bonds rated A or above. See the Appendix for a description of these ratings.

Commercial Paper

The Limited Duration Government Trust and the Balanced Trust (with respect to the fixed-income portion of the portfolio) may invest in short-term promissory notes issued by corporations which at the time of purchase are rated P-1 and/or A-1. Commercial paper ratings of P-1 by Moody's Investors Service and A-1 by Standard & Poor's Corporation are the highest investment-grade category.

Bank Obligations

The Limited Duration Government Trust and the Balanced Trust (with respect to the fixed-income portion of the portfolio) may invest in certificates of deposit, banker's acceptances and other short-term obligations of U.S. commercial banks and their overseas branches of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars.

                                       3.
                              Trustees and Officers

The following trustees are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds . They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Ronald P.Lynch, age 60, Chairman
Robert S. Dow, age 50, President

The following outside trustees are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett Research Fund, Inc., of which only Messrs. Millican and Neff are directors.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon.  Age 65.

John C. Jansing 162 S. Beach Road Hobe Sound, Florida Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President & CEO of Nestl Foods Corp, and prior to that, President & CEO of Stouffer Foods Corp., both subsidiaries of Nestl SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.
                                       17

The second column of the following table sets forth the compensation accrued for the Trust's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside trustees. No trustee of the Trust associated with Lord Abbett and no officer of the Trust received any compensation from the Trust for acting as a trustee or officer.


                                 For the Fiscal Year Ended October 31, 1995
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by the         Retirement Proposed    Total Compensation
                           Aggregate           Trust and              to be Paid by the      Accrued by the Trust and
                           Compensation        Fifteen Other Lord     Trust and Fifteen      Fifteen Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
Name of Director           the Fund1           Funds                  sponsored Funds2       Funds3

E. Thayer Bigelow          $1,486              $9,772                 $33,600                $41,000

Stewart S. Dixon           $1,521              $22,472                $33,600                $ 42,000

John C. Jansing            $1,531              $28,480                $33,600                $42,966

C. Alan MacDonald          $1,545              $27,435                $33,600                $42,750

Hansel B. Millican, Jr.    $1,420              $24,707                $33,600                $43,000

Thomas J. Neff             $1,496              $16,126                $33,600                $42,000


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Trust to its outside trustees are being deferred under a plan that deems the deferred amounts to be invested in shares of the Trust for later distribution to the trustees. The total amount accrued under the plan for each outside trustee since the beginning of his tenure with the Trust, including dividends reinvested and changes in net asset value applicable to such deemed investments as of October 31, 1995 were as follows: Mr. Bigelow, $1,570; Mr. Dixon, $1,436; Mr. Jansing, $2,698; Mr. MacDonald, $1,364; Mr. Millican, $2,682 and Mr. Neff, $2,629.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors or trustees will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the trustee were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the Lord
Abbett-sponsored funds during the fiscal year ended October 31, 1995 with respect to the retirement benefits in column 4.

3. This column shows aggregate compensation, including trustee's fees and attendance fees for board and committee meetings, of a nature referred to in the first sentence of footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

Except where indicated, the following executive officers of the Trust have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: David Seto, age 35, Executive Vice President; Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen I. Allen, age 42; Daniel E. Carper, age 44; Thomas S. Henderson, age 64; Robert G. Morris, age 51, E. Wayne Nordberg, age 59; John J. Gargana, Jr., age 64; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor W. Pizzolato, age 63; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.
                                       18

The Trust does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Trust's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Trust outstanding and entitled to vote at the meeting.

As of October 31, 1995, our trustees and officers, as a group, owned less than 1% of our outstanding shares.

                                       4.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the investment manager for each Series. The nine general partners of Lord Abbett, all of whom are officers and/or trustees of the Trust, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald
P. Lynch, Robert G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% for each of the Government, National, California, New York, Florida, Bond-Debenture, Global Income and Limited Duration Government Trusts and at the annual rate of .75 of 1% for the Growth & Income and Balanced Trusts. In addition, each Series pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions. For the period June 1, 1993 (commencement of operations) to October 31, 1993, the management fees paid to Lord Abbett by the Government Trust amounted to $290,423 and for the years ended October 31, 1994 and 1995 such fees amounted to $1,787,966 and $1,680,537. For the period January 3, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 such fees amounted to $71,589 and $440,913 (Bond-Debenture) and $24,946 and $67,840 (Limited Duration Government). For the period January 4, 1994 (commencement of operations) to October 31, 1994 such fees amounted to $982 (Growth & Income) and $6,322 (Global). Lord Abbett waived its management fees with respect to the Growth & Income Trust and Global Trust for the fiscal year ended October 31, 1995.

Although not obligated to do so, Lord Abbett has waived or may waive, all or part of its management fees and has assumed or may assume, other expenses of the Series. From October 1, 1993 (commencement of operations) to October 31, 1993, Lord Abbett waived $2,084, $863, $620 and $604 in management fees and assumed $12,603, $10,656, $10,652 and $10,652 of other expenses of the National, California, New York and Florida Trusts, respectively. For the year ended October 31, 1994, Lord Abbett waived $173,889, $85,571, $39,568 and $50,822, for
National, California, New York and Florida Trusts in management fees and assumed $85,365, $51,341, $35,442 and $49,329, respectively, of other expenses. For the year ended October 31, 1995, Lord Abbett waived $203,901, $93,852, $45,387 and $51,764, for National, California, New York and Florida Trusts in management fees and assumed $45,404, $31,461 and $35,558, for the California, New York and Florida Trusts, respectively, of other expenses.

For the period January 3, 1994 (commencement of operations) to October 31, 1994 Lord Abbett waived $27,498, $15,383, $71,590 and $25,208 for Growth & Income,
Global  Income,   Bond-Debenture   and  Limited  Duration
                                       19

Government Trusts, respectively, in management fees and assumed $33,620 and $16,211 of other expenses, for the Growth & Income and Global Income Trusts, respectively.

For the period December 27, 1994 (commencement of operations) to October 31, 1995 Lord Abbett waived $9,859 in management fees and assumed $15,249 of other expenses for the Balanced Trust.

As discussed in the Prospectus under "Our Management," the National, California, New York, Florida, Growth & Income and Global Income Trusts are contingently obligated to repay to Lord Abbett the amounts of such assumed other expenses.

Each of the Series has agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. However, as described in the Prospectuses, the Trust has adopted a Plan for each of the Series pursuant to Rule 12b-1 of the Act. Annual Plan distribution expenses up to 1% of each Series' average net assets during its fiscal year may be excluded from this expense limitation. The expense limitation is a condition on the registration of investment company shares for sale in the State and applies so long as our shares are registered for sale in that State.

Lord Abbett has entered into an agreement with Dunedin Fund Managers Limited, under which, as the Sub-Adviser, Dunedin provides Lord Abbett with advice with respect to that portion of the Global Income Trust's assets invested in countries other than the United States as more particularly described in the Prospectus.

The Sub-Adviser, with offices located at Dunedin House, 25 Ravelston Terrace, Edinburgh EH4 3EX Scotland, and predecessors date back 123 years to 1873. The Sub-Adviser is controlled by the Bank of Scotland which indirectly owns a majority of the Sub-Adviser's outstanding voting stock. The Sub-Adviser provides international investment research and advisory services to private and institutional clients, investment trusts, pension clients and unit trusts both in the United Kingdom and overseas. The Sub-Adviser currently manages about $6 billion, and its investment and administrative staffs have substantial global investment management experience.

Securities held by the Series also may be held by other funds or investment advisory clients for which Lord Abbett or the Sub-Adviser or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for the purchase or sale of securities by Lord Abbett or the Sub-Adviser for the Series or for other funds or clients for which they render investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of Lord Abbett, the Sub-Adviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10128, are the independent public accountants of the Trust and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Trust including the examination of financial statements included in our annual report to shareholders.

Bank of New York ("BNY"), 40 Wall Street, New York, New York 10286, is the Trust's custodian. In accordance with the requirements of Rule 17f-5 under the Act , the Trust's trustees have approved arrangements permitting the Trust's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       5.
                             Portfolio Transactions

With respect to the Government, National, California, New York, Florida, Global Income and Limited Duration Government Trusts and the fixed-income portion of the Balanced Trust, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Government, National, California, New York, Florida, Global Income and Limited Duration Government Trusts and the fixed-income portion of the Balanced Trust usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Each Series' policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that we may pay a higher commission as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

We select brokers on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by our traders who are officers of the Trust and also are employees of Lord Abbett. For foreign assets, the selection is made by the Sub-Adviser. Our traders do the trading as well for other accounts -- investment companies (of which they also are officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and commissions.

In transactions on stock exchanges in the United States commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in foreign and domestic over-the-counter markets, there generally is no stated commission, but usually the price includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Trust's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. A broker may receive a commission for portfolio transactions exceeding the amount another broker would have charged for the same transaction if Lord Abbett determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed by the executing broker viewed in terms of either the particular transaction or the broker's overall responsibilities with respect to us and other accounts managed by Lord Abbett. Brokerage services may include such factors as showing us trading opportunities including blocks, willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness, reliability and quotation and pricing services. Research may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research may be used by Lord Abbett in servicing all their accounts, and not all of such research will necessarily be used by Lord Abbett in connection with their services to us; conversely, research furnished in connection with brokerage of other accounts managed by Lord Abbett may be used in connection with their services to us, and not all of such research will necessarily be used by Lord Abbett in connection with their services to such other accounts. We have been advised by Lord Abbett that, although such research is often useful, no dollar value can be ascribed to it nor can it be accurately ascribed or allocated to any account and it is not a substitute for services provided by them to us; nor does it materially reduce or otherwise affect the expenses incurred by Lord Abbett in the performance of such services. We make no commitments regarding the allocation of brokerage business to or among brokers.
                                       21

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day.

We will not seek "reciprocal" broker business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business.

None of the Series has paid any commissions to independent brokers through the fiscal years ending October 31, 1994 and 1995 except for Growth & Income Trust, Bond-Debenture Trust and Balanced Trust, which have paid such commissions in the amount of $11,162,$41,192 (Growth & Income), $10,637, $11,162 (Bond-Debenture).
For the fiscal year end October 31, 1995 the Balanced Trust paid such commissions in the amount of $1,009 .

                                       6.
                             Purchases, Redemptions
                            and Shareholder Services

Securities in the Trust's portfolios are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Trust's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trust's Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, the Trust's method of valuation.

As disclosed in the Prospectus, we calculate our net asset values and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Series' net asset values are not calculated. Accordingly, calculation of the value of European and Far Eastern securities does not take place contemporaneously with the determination of the prices of the other portfolio securities used in calculation of net asset value. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Trust's calculation of net asset values unless the Trust's trustees determine that the particular event would materially affect net asset value, in which case an adjustment will be made.
                                       22


The offering price of the Series' shares on October 31, 1995 was computed as follows:


                                                              Government                     National
  Net asset value per share (net assets divided by
    shares outstanding).......................................$4.59                            $4.74


                                                              California                     New York
  Net asset value per share (net assets divided by
    shares outstanding).......................................$4.53                            $4.66

                                                              Florida                        Bond-Debenture
  Net asset value per share (net assets divided by
    shares outstanding).......................................$4.60                            $4.76

                                                              Growth & Income           Limited Duration
  Net asset value per share (net assets divided by
    shares outstanding).......................................$6.04                            $4.75

                                                              Global Income                  Balanced
  Net asset value per share (net assets divided by
    shares outstanding).......................................$4.84                           $11.34


The Trust has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Trust and to make reasonable efforts to sell Trust shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

As described in the Prospectus, the Trust has adopted Plans pursuant to Rule 12b-1 of the Act for each Series. In adopting each Plan, the Trustees have concluded that, based on information provided by Lord Abbett, there is a reasonable likelihood that the Plans will benefit the relevant Series and its shareholders. The expected benefits include the promotion of the sale of shares and the maintenance of dealers' accounts in the Series and providing the Series with a consistent cash flow to enable them to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities, as well as the benefit to shareholders of services provided to them by dealers. Except for the amount retained by Lord Abbett for distribution expenses (an annual fee, payable at each quarter-end, not to exceed .10% of the average daily net asset value of shares held by dealers' clients on and after the first anniversary of the initial sale of such shares), Lord Abbett uses all amounts received under each Plan for payments to dealers for (i) maintaining Series shareholder accounts and/or providing Series shareholders with personal services, including shareholder liaison services, such as responding to customer inquiries and providing information on their investments and (ii) their assistance in distributing shares of the respective Series.

The fees payable under the Plans are described in the Prospectus. For the fiscal year ended October 31, 1995 fees paid to dealers were as follows: Government Trust - $3,050,712; National Trust - $379,461; California Trust - $174,460; New York Trust - $77,353; Florida Trust - $94,090; Limited Duration Government Trust
- $109,984; Global Income Trust - $66,113; Bond-Debenture Trust - $791,709 and Growth & Income Trust - $169,003. For the period December 27, 1994 to October 31, 1995, fees paid to dealers for the Balanced Trust amounted to $3,463.

Each Plan requires Lord Abbett to prepare and submit to the Board of Trustees, on a quarterly basis, written reports of all amounts expended pursuant to the
Plan and the purpose for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trust's Board
                                       23
of Trustees and of the Trust's trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on such Plan and agreements. Each Plan may not be amended to materially increase the amount spent for distribution expenses without approval by a majority of a Series' outstanding voting securities and the approval of a majority of the trustees, including a majority of the Trust's outside trustees. Each Plan may be terminated at any time by vote of a majority of the Trust's outside trustees or by vote of a majority of a Series' outstanding voting securities.

With respect to arranging for payments to dealers under a Plan, shares of a Series cannot be registered in a street name omnibus account unless the dealer has the ability to track the account in a manner satisfactory to the Trust on behalf of a Series. If accounts that cannot be tracked become registered in street name through automated transactions, the dealer will not be entitled to receive Plan payments from a Series, and any payments from a Series must be returned to that Series. If a street name account is to be established by the dealer because the dealer has the ability to track the account to accommodate the 1% contingent deferred reimbursement charge ("CDRC"), the dealer should contact Mr. Thomas J. Iandolo at 800-426-1130 to review and approve the dealer's method of tracking accounts before placing the trade. To the extent the Trust is required by Rules 31a-1 and 31a-2 under the Act to maintain and preserve records with respect to such tracking, the tracking dealer agrees (pursuant to its Distributor's Agreement with Lord Abbett) that such records it develops for this tracking, or copies thereof, are the property of the Trust and the dealer will surrender the records promptly to the Trust upon request.

As stated in the Prospectus, a 1% CDRC is imposed with respect to those shares (or Series shares acquired through exchange with any other Series or with the Lord Abbett U.S. Government Securities Money Market Fund, Inc., such Series and fund being herein referred to as the "Lord Abbett Counsel Group") on which a Series has paid, at the time of purchase, a service fee of .25% and a distribution fee of .75%, if such shares are redeemed out of the Lord Abbett Counsel Group before the first anniversary of their original purchase. The CDRC is received by a Series and is intended to reimburse all or a portion of the amount paid by a Series if the shares are redeemed before that Series has had an opportunity to realize the anticipated benefits of having a long-term account in the Series.

No CDRC will be charged on an exchange of shares between the Series, although it will be charged on behalf of and paid to the Series in which the original purchase occurred, if shares subject to the CDRC are redeemed out of the Trust before the first anniversary of their original purchase. Thus, if shares of a participating Series are acquired as a result of an exchange of its shares for those of another such Series and the shares tendered ("Exchanged Shares") will be subject to a CDRC, the CDRC will carry over to the shares being acquired ("Acquired Shares"). Any CDRC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of Exchanged Shares.

In no event will the amount of the CDRC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of Exchanged Shares for which such shares were acquired). No CDRC will be imposed when the investor redeems (i) shares with respect to which no Series paid the .75% distribution and .25% service fees (including shares acquired through reinvestment of dividend income and capital gains distributions) or (ii) shares which, together with Exchanged Shares, have been held continuously until the first anniversary of their original purchase. In determining whether a CDRC is payable (a) shares not subject to a CDRC will be redeemed before shares subject to a CDRC and (b) shares subject to a CDRC and held the longest will be the first to be redeemed.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the SEC deems an emergency to exist.
                                       24

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 50 shares. Before authorizing such redemption, the trustees will determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into another existing account in the Lord Abbett Counsel Group. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Trust and/or any other series or fund in the Lord Abbett Counsel Group described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000.Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals.Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000.The SWP may be terminated by you or by us at any time by written notice.

The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans.The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       7.
                                     Taxes

The value of any shares redeemed, repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Generally, any gain or loss will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which you have held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of Series shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Series intend to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.
                                       25

Gains and losses realized by a Series on certain transactions, including sales of foreign debt securities, and by the Global Income Trust on certain transactions involving foreign currency as described above under "Investment Objectives and Policies", will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

Certain of the investment techniques and practices which each Series may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by a Series. Such transactions may increase the amount of short-term capital gains realized by a Series, which is treated as ordinary income when distributed to shareholders. In particular, a Series will be required for federal income tax purposes to recognize its investment gains and losses each year-end on certain futures contracts, options thereon, index options and listed options on debt securities. Any gain or loss so recognized, generally, is considered to be 60% long-term and 40% short-term without regard to the holding period. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict a Series' ability to engage in transactions in options and forward contracts.

TAX-FREE TRUSTS ONLY

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Free Trust may not be deductible, in whole or in part, for federal, state or city personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Tax-Free Trust even though the borrowed funds may not be directly traceable to the purchase of Tax-Free Trust shares. Any loss realized on the sale, redemption or repurchase of Tax-Free Trust shares which you have held for six months or less will be disallowed for federal income tax purposes to the extent of any tax-exempt distributions which you have received on such shares.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of a Tax-Free Trust.

Certain financial institutions, like other taxpayers, may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in a Tax-Free Trust and the deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in a Tax-Free Trust.

In order to qualify for exemption from state and local personal property taxes in Florida, the Florida Trust may be required to refrain from engaging in transactions, techniques or practices it is otherwise permitted to engage in or to dispose of investments attributable to such transactions each year before the relevant "statutory assessment dates." Moreover, as described in the Prospectus, in order to continue to qualify as a regulated investment company for federal income tax purposes, each Tax-Free Trust may be required, in some circumstances, to defer closing out options or futures contracts that it might otherwise be desirable to close out.

Except as discussed in the Prospectus, the receipt of dividends from the Series may be subject to tax under laws of state or local tax authorities. You should consult your tax adviser on state and local tax matters.

Growth & Income, Bond-Debenture, Global Income and Balanced Trusts only
As described in the Prospectus under "Risk Factors", the Growth & Income, Bond-Debenture, Global Income and Balanced Trusts may be subject to foreign withholding and other taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If,
                                       26
at the close of any fiscal year, more than 50% of the assets of such Series consists of stock or securities of foreign corporations, that Series may elect to treat foreign income taxes paid by it as having been paid directly by its shareholders. It is expected that the Growth & Income, Bond-Debenture and Balanced Trusts will not be eligible to make such election. If the Global Income Trust qualifies for and makes such an election, its shareholders will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro-rata share of foreign income taxes paid by the Global Income Trust and (ii) treat such pro-rata share as foreign income taxes paid by them. Such shareholders may then use such pro-rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro-rata portion of foreign taxes paid by the Global Income Trust, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for foreign taxes paid by the Global Income Trust may be required to treat a portion of dividends received from the Global Income Trust as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Global Income Trust qualifies for and makes the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro-rata share of foreign income taxes paid by the Global Income Trust and (ii) the portion of dividends which represents income from each foreign country.

If Growth & Income, Bond-Debenture, Global Income or Balanced Trusts purchase shares in certain foreign investment entities, called "passive foreign investment companies", it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend to its shareholders. Additional charges in the nature of interest may be imposed on either Series or its shareholders in respect to deferred taxes arising from such distributions or gains. If these Series were to invest in a passive foreign investment company with respect to which any Series elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, such Series might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to such Series.

ALL SERIES

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Series shares. Except as discussed in the Prospectus, the receipt of dividends from a Series may be subject to tax under laws of state or local authorities. You should consult your tax advisor on state and local tax matters.

                                       8.
                       Risk Factors Regarding Investments
        in California, New York, Florida and Puerto Rico Municipal Bonds

The following information is a summary of special factors affecting the jurisdictions listed. It does not purport to be complete and is based upon information and judgments derived from public documents relating to such jurisdictions and other historically reliable sources. The Trust has not verified any of this data.

California Bonds

Since the California Trust invests primarily in California municipal bonds, it is affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Certain provisions
                                       27
of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Based on certain recent official statements describing California municipal bonds and other official statements of the State of California, the following is a very brief summary of some of the above-mentioned developments.

General - Starting in mid-1990, the State entered a sustained economic recession, somewhat later than the rest of the nation. It was the most severe recession in the State since the 1930's, with job losses estimated at over 800,000 particularly in the manufacturing (predominately aerospace), services and construction sectors. The greatest effects were felt in Southern California. A significant portion of these losses were linked to post-Cold War cuts in the federal defense budget and military base closures. The trough of the recession is estimated to have occurred in late 1993, again later than for the nation as a whole. Although a steady recovery has been underway since 1994, pre-recession employment levels are not expected to be reached until later in the decade.

The recession seriously affected State General Fund revenues, and increased expenditures for health and welfare programs. The State in recent years has faced a structural imbalance in its budget with the largest programs supported by the General Fund -- K-14 education, health, welfare and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits, with expenditures exceeding revenues for four of the five fiscal years ending with 1991-92. By June 30, 1994, the State's General Fund had an accumulated deficit, on a budget basis, of approximately $2 billion. By June 30, 1995, however, with economic recovery well underway in the State, the budget deficit had decreased to an estimated $630 million.

The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, combined to significantly deplete the State's cash resources to pay its on going expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. The Department of finance projected cash flow borrowings in the 1995-96 fiscal year would be the smallest in many years, comprising about $2 billion of notes to be issued, in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department saw no further need for borrowing over the end of the fiscal year. The available internal borrowable cash resources of the General Fund at June 30, 1996 were projected at almost $2 billion.

The Legislature has placed a $2 billion general obligation bond measure for seismic safety projects on the March, 1996 statewide ballot.

On December 6, 1994, Orange county, California (the "County") together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.

On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "Aa" to "A1", S&P lowered its rating from "A+" to "A" and termed its outlook as "stable", and Fitch lowered its rating from "AA" to "A".
                                       28

The 1995-96 Budget Act is projected to have $44.1 billion of General Fund revenues and transfers and $43.4 billion of budgeted expenditures. In addition, the 1995-96 Budget Act anticipates the retirement of, the accumulated budget deficit by June 30, 1996, and the budget reserve, the "Special Fund for Economic Uncertainties", was projected to have a positive balance of $28 million at that date, after repaying the last of the carryover budget deficit.

On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

Article XIII B of the California Constitution. In 1979, California voters adopted Article XIII B to the California Constitution, imposing an appropriations limit (the "Appropriations Limit") on the spending authority of the State. Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.)

ArticleXIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January1, 1979 or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January1, 1990 levels. In addition, a number of recent initiatives were structured to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the ArticleXIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition98 in 1988). The Appropriations Limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the succeeding three years must be reduced by the amount of the excess.

Proposition98.   On   November8,   1988,   voters   of  the   State   approved
Proposition98,  a combined  initiative  constitutional  amendment  and  statute
called  the  "Classroom  Instructional   Improvement  and  Accountability  Act."
Proposition98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

Proposition98 permits the Legislature, by two-thirds vote of both Houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition98 also contains provisions transferring certain State tax revenues in excess of the ArticleXIIIB limit to K-14 schools.

The effect of these various constitutional and statutory amendments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California Municipal Bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. It is possible that other measures affecting the taxing or spending authority of the State of California or its political subdivisions may be approved or enacted in the future.

New York Bonds

New York Bonds

Circumstances adversely affecting the State's credit rating may directly or indirectly affect the market value of bonds issued by the State's political subdivisions and its Authorities to the extent that those entities depend, or are perceived to depend, upon State financial assistance. Conversely, the fiscal stability of the State is related to the fiscal stability of New York City and of the Authorities. The State's experience has been that if New York City or any of the Authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions and the Authorities to obtain financing in the public credit markets is adversely affected. This results, in part, from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive State financial assistance. Moreover, New York City accounts for a substantial portion of the State's population and tax receipts, so New York City's financial integrity affects the State directly. Accordingly, if there should be a default by New York City or any of the Authorities, the market value and marketability of all New York State tax-exempt bonds could be adversely affected. This would have an adverse effect on the net asset value and liquidity of the Series, even though securities of the defaulting entity may not be held by the Series.

New York State. New York State has experienced a slowdown in the regional and State economy in recent years and a severe economic downturn during the national recession that commenced in mid-1990. The State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered in recent years by cutbacks in the computer and instrument manufacturing, utility and defense industries. The State completed its 1994-95 fiscal year with a balance of $157 million in the Tax Stabilization Reserve Fund, and $1 million in the Contingency Reserve Fund.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95.

In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan would be out of balance by almost $4.7 million, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget.

This gap is projected to be closed in the 1995-96 state Financial Plan through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions.

There can be no assurance that the State's projections for tax and other receipts for the 1994-95 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. In addition, projections of State disbursements for future fiscal years may be affected by uncertain factors relating to the economy of the Nation and the State and the financial condition of the Authorities, New York City and other localities. In the event that these factors affect, or are perceived to affect, the State's ability to meet its financial obligations, the market value and marketability of its bonds also may be adversely affected.

Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its Authorities, which generally are responsible for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts indicated in their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be adversely affected, if any of the Authorities were to default on their respective obligations. As of March 31, 1995, there were outstanding approximately $63.0 billion aggregate principal amount of bonds and bond anticipation notes issued by 18 Authorities which either were guaranteed by the State or supported by the State through lease-purchase or contractual-obligation financing arrangements or through moral obligation provisions. While principal and interest payments on outstanding Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities (in particular, the New York State Urban Development Corporation and the New York State Housing Finance Agency) to meet their financial obligations. Further assistance to these Authorities may be required in the future.

The Metropolitan Transportation Authority (the "MTA") oversees the operation of New York City's bus and subway systems by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA") and, through subsidiaries, operates certain commuter rail and bus lines and a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. The MTA has depended and will continue to depend upon Federal, State, local government and TBTA support to operate the mass transit portion of these operations because fare revenues are insufficient. For the 1995-1996 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

In 1993, State legislation authorized the funding of a $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes. However, in December 1994, the proposed bond resolution based on such tax receipts was not approved, and further consideration of such bond was deferred until 1995.

There can be no assurance that all necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

The City of New York. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York (the "City"), which has required and continues to require significant financial assistance from the State.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for the City of New York (the "Financial Emergency Act") which, among other things, established the New York State
Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established
                                       31
the Office of the State Deputy Comptroller for New York City ("OSDC") in the Office of the State Comptroller to assist the Control Board in exercising its powers and responsibilities.

The City operates under a four-year Financial Plan which is prepared annually and is periodically updated. In 1986, the Control Board's powers of approval over the City's Financial Plan were suspended when certain statutory conditions were met. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position and upon the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to impose a Control Period. The City submits its financial plans as well as periodic updates to the Control Board for its review.

The City requires significant amounts of financing for seasonal and capital purposes. The City issued $2.2 billion of notes for seasonal financing purposes during its fiscal year ending June 30, 1995. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

The City submitted to the Control Board on July 12, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year (the "1995 Modification"), which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a transfer of $75 million to fiscal year 1996. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years, which relates to the City, BOE and the City University of New York ("CUNY"). The Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on the June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close a previously projected budget gap of $3.1 billion resulting from lower than projected tax receipts and other revenues and greater than projected expenditures.

The proposed actions in the Financial Plan for the 1996 fiscal year include (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) expenditure reductions in agencies, totaling $1.2 billion; (iii) transitional labor savings, totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year.

The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997 through 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year.

The State could be affected by the ability of the City to market its securities successfully in the public credit markets. On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch, citing "persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Fitch continues to rate the City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1.

The City's  capital plan for fiscal years 1995  through  1998  contemplates  the
issuance  of  $11.3  billion  of  general   obligation  bonds  to  make  capital
investments.

The City's financial plans have been the subject of extensive public comment and criticism. On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. The City Council and the Mayor currently disagree as to the steps to take to close the budget gap and the disagreement is now a subject of litigation.
                                       32

Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's Financial Plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City also might seek additional assistance from the State.

Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board of the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with overseeing fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowing. In 1993, the total indebtedness of all localities in the State other than the City was approximately $17.7 billion; a small portion (approximately $105 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal years ending 1993.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer range problems of declining city populations, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

Litigation. Certain litigation pending or determined against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: challenges to the State's finance policies, claims challenging different aspects of the State's social welfare programs, claims of racial segregation, real property claims, contract and tort claims, and challenges to funding methods of various retirement systems. In its audited financial statements for 1994-95 the State estimated its liability for awarded and anticipated unfavorable judgments at $676 million.

Florida Bonds

The State of Florida is, in terms of population, one of the largest states in the United States. The State is the fastest growing of the eleven largest states. Its population includes a large proportion of senior citizens who have moved to
                                       33
the State after retirement. In 1995, the share of the State's working age population (18-59) to total State population was approximately 54%. That share is not expected to change appreciably into the twenty-first century. Because Florida has a proportionally greater retirement-age population than the rest of the nation and the southeast, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are, relatively, a more important source of income.

The services sector is Florida's largest employer. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages, services jobs have tended to be less sensitive to business cycle swings. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of jobs have tended to be less cyclical than other forms of manufacturing employment. Recently, Florida's dependence on the highly cyclical construction and construction-related manufacturing sectors has declined. This trend is expected to continue as the State's economy continues to diversify. In addition, tourism is one of Florida's most important industries. The State's tourism industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality.

An important element of Florida's economic outlook is the construction sector. Total construction expenditures are forecasted to increase 4.0% in 1996 and to increase 5.3% next year.

Real personal income in Florida is estimated to increase 4.6% in 1995-96 and 3.8% in 1996-97. Florida's unemployment rate is forecast to be 5.6% in 1995-96 and 5.7% in 1996-97.

As of December 1995, estimated fiscal year 1995-96 General Revenue plus Working Capital and Budget Stabilization funds available total $15.149.1 million, a 2.21% increase over 1994-95. The $14,456.7 million Estimated Revenues represent an increase of 5.9% over the previous year's Estimated Revenues. With combined Revenue, Working Capital and Budget Stabilization Fund appropriations at $14,824 million, unencumbered reserves at the end of the fiscal year are estimated at $325.1 million.

In fiscal year 1996-97 estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15,717 8 million, a 3.8% increase over 1995-96 The $15,262.3 million in Estimated Revenue represent a 5.6% increase over the analogous figure in 1995-96.

Financial operations of the State of Florida, covering all receipts and expenditures, are maintained through the use of four fund types the General Revenue Fund, the Trust Funds, and the Working Capital Fund, and beginning in fiscal year 1994-95, the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. Florida's Constitution does not permit a personal income tax so the State must rely on a sales tax, a more volatile and unreliable revenue source. The Trust Funds consist of monies received by the State which under law or a trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the state legislature vote to raise the limit. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.

Puerto Rico Bonds

The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, scientific instruments, computers, microprocessors, medical products and electrical products and certain high technology machinery and equipment. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector.

Much of the development of the manufacturing sector in Puerto Rico can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code and the Commonwealth's Industrial Incentives Program.

Legislation  is currently  pending in Congress  which,  if passed,  would repeal section 936, which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations.

Puerto Rico's economy is closely integrated with that of mainland United States. During fiscal 1994, approximately 87% of Puerto Rico's exports were to the United States mainland, which also was the source of approximately 67% of Puerto Rico's imports. In fiscal 1994, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance.

Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1990 through fiscal 1994, and affected almost every sector of its economy and resulted in record levels of employment (although Puerto Rico's unemployment rate has chronically exceeded the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, periodic declines in the exchange value of the United States dollar, the level of federal transfers and the relatively low cost of borrowing during the period.

Growth in fiscal 1996 will depend on several factors, including the state of the United States economy and relative stability of the price of oil imports increases in visitors to the island and in exports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

With the approval of the North American Free Trade Agreement by the United States Congress which is intended to eliminate certain restrictions on trade between Canada, the United States and Mexico, certain of Puerto Rico's industries, including those that are lower salaried and labor intensive, may face increased competition from Mexico. However, Puerto Rico's favorable investment environment, skilled work force, infrastructure development and tax structure (especially Section 936) would tend to create expanded trade opportunities for Puerto Rico in sectors such as pharmaceuticals and high-technology manufacturing.

                                       9.
                                Past Performance

Each Series computes its average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of any applicable distribution or service fees paid or accrued from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and deducting any applicable CDRC.

The average annual compounded rates of return for each indicated Series using the computation method described above for the one year and the life (from commencement of operations) of such Series, respectively, ending October 31, 1995, were as follows: Government Trust (12.50%) and from June 1, 1993 (4.14%), National Trust (16.30%), and from October 1, 1993 (2.93%), California Trust (12.90%) and from October 1, 1993 (.76%), New York Trust (14.10%) and from October 1, 1993 (1.99%), and Florida Trust (13.30%) and from October 1, 1993 1.33%). The average annual compounded rates of return for each indicated Series using the same method described above for the life of each Series ending October 31, 1995 (from commencement of operations on December 31, 1993) were as follows:
12.98% (Growth & Income Trust), (11.84%) (Bond-Debenture Trust), (5.51%) (Global Income Trust), and (5.77%) (Limited Duration Government Trust). The average annual compounded rates of return for the Balanced Trust using the same method described above for the life of the Series ending October 31, 1995 (from commencement of operations on December 27, 1994) was 16.60%.

Each Series' yield quotation is based on a 30-day period ended on a specified date, computed by dividing a Series' net investment income per share earned during the period by its net asset value per share on the last day of the period. This is determined by finding the following quotient: Take a Series' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Series shares outstanding during the period that were entitled to receive dividends and
(ii) the Series' net asset value per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of the multiplication and the remainder is multiplied by two. For the 30-day period ended October 31, 1995, the yields at maximum sales charge for the Government, National, California, New York, Florida, Growth & Income, Bond-Debenture, Global Income, Limited Duration Government and Balanced Trusts are as follows: 6.08%, 5.80%, 4.82%, 4.55%, 4.23%, 1.86%, 6.88%, 4.90%, 4.26% and 2.78%, respectively.

The tax-equivalent yield for the National, California, New York and Florida Trusts is computed by dividing that portion of the Series' yield (as determined above) which is tax-exempt by one minus a stated income tax rate (National 36.0%; California 43.04%; New York 40.08%; and Florida 36.0%) and adding the product to that portion, if any, of the Series' yield that is not tax-exempt. For the 30-day period ended on October 31, 1995, the tax-equivalent yields for the National, California, New York and Florida Trusts were 9.06%, 8.46% , 7.69% and 6.61%, respectively.

It is important to remember that any figures developed using the formulas above represent past performance and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.
                                       36

                                       10.
                           Information About the Trust

Shareholder Liability. Delaware law provides that Series shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust or any series and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

General. The assets of the Trust received for the issue or sale of the shares of each Series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to each Series, and constitute the underlying assets of such Series. The underlying assets of each Series are recorded on the books of account of the Trust, and are to be charged with the liabilities with respect to such Series and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in a manner and on a basis (generally in proportion to relative assets) deemed fair and equitable by the trustees. In the event of the dissolution or liquidation of the Trust, the holders of the shares of each Series are entitled to receive as a class the underlying assets of such Series available for distribution.

Under the Fund's Declaration of Trust, the trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust or any Series to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust or any Series may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust or the Series, as applicable.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent trustees of the Trust to the extent contemplated by the recommendations of such Advisory Group.

                                       11.
                              Financial Statements

The financial statements for the fiscal half year and fiscal year ended October 31, 1995 and the report of Deloitte & Touche LLP, independent public accountants, on such annual financial statements contained in the 1995 Annual Report
                                       37
to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

Appendix

                             Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
                                       38

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
                                       39